COMBINED
PROSPECTUS

April 30, 1999

[logo of Riverfront Funds]

                                   [Graphic]
                    The Riverfront Large Company Select Fund

                          The Riverfront Balanced Fund
                    The Riverfront Small Company Select Fund

                       The Riverfront Income Equity Fund
                   The Riverfront U.S. Government Income Fund

                               Investor A Shares
                               Investor B Shares

          The Riverfront U.S. Government Securities Money Market Fund
                               Investor A Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Fund Objectives, Strategies, Performance and Risks     1
What are the Funds' Fees and Expenses?                 9
Principal Securities in Which the Funds Invest        12

[Graphic]

Principal Risks of Investing in the Funds             16
What Do Shares Cost?                                  19
How are the Funds Sold?                               22
How Do I Purchase Shares?                             22
How Do I Redeem Shares?                               25
How Do I Exchange Shares?                             27
Account and Share Information                         28
Who Manages the Funds?                                29
Financial Information                                 30


FUND OBJECTIVES, STRATEGIES,
PERFORMANCE AND RISKS

The following describes the investment objectives, principal strategies, performance and principal risks of each Riverfront Fund.

The Riverfront Large Company Select Fund

Objective: The Large Company Fund's objective is to seek long-term growth of capital. Current income is a secondary objective.

Principal Strategy: The Fund pursues its objective by investing at least 65% of its total assets in common stocks and securities convertible into common stocks, such as bonds and preferred stocks, of issuers with market capitalizations of at least $4 billion. The Fund generally will invest in equity securities of such issuers based upon certain fundamental criteria examined by the investment adviser including price to earnings, price to book, price to cash flow, return on equity and other ratios. Earnings and dividend growth are also important factors analyzed by the investment adviser.

[Graphic]

The Riverfront Balanced Fund

Objective: The Balanced Fund's objective is to seek long-term growth of capital with some current income as a secondary objective.

Principal Strategy: The Fund pursues its objective by investing in common stocks, preferred stocks, fixed income securities and securities convertible into common stocks. The common and preferred stocks and securities convertible into common stocks selected for the Fund will be those that the investment adviser believes will contribute to the Fund's objective.

The Riverfront Small Company Select Fund

Objective: The Small Company Fund's objective is to seek capital growth.

Principal Strategy: The Fund pursues its objective by investing at least 65% of its total assets in a portfolio of common stocks of small companies, regardless of the movement of stock prices generally, that, in the opinion of the investment adviser, based upon its analysis of various fundamental and technical standards, have appreciation potential. Fundamental investment criteria include but are not limited to, earnings figures, price to earnings ratios, debt to equity ratios, and the general growth prospects of the issuer. Technical selection considerations may include, relative stock price strength and magnitude of trading volume. For purposes of this policy, the Trust defines small companies to mean issuers with market capitalizations between $100 million and $2 billion. It is expected that such common stocks will normally be traded on exchanges or established over-the-counter markets.

The Riverfront Income Equity Fund

Objective: The Income Equity Fund's objective is to seek a high level of investment income with capital appreciation as a secondary objective, through investment primarily in income-producing equity securities of U.S. issuers.

Principal Strategy: The Fund pursues its objective by investing at least 65% of its total assets in common stocks and securities convertible into common stocks, such as bonds and preferred stocks, which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization (NRSRO), or if not so rated, are considered to be of comparable quality. The Fund generally will invest in common stocks and securities convertible into common stocks of U.S. issuers with a demonstrated record of dividend payments and high total returns which are listed on U.S. stock exchanges or traded in the over-the-counter market.

[Graphic]

The Riverfront U.S. Government Income Fund

Objective: The Income Fund's objective is to seek a high level of current income consistent with the preservation of capital by investing primarily in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and in high quality fixed rate and adjustable rate mortgage-backed securities and other asset-backed securities.

Principal Strategy: The Fund pursues its objective by investing in a portfolio of securities which the investment adviser believes will, in the aggregate, perform well in all stages of business and interest rate cycles. The portfolio consists primarily of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and in high quality fixed rate and adjustable rate mortgage-backed securities and other asset-backed securities. These securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities or are rated no lower than one of the three highest rating categories by an NRSRO, or if not so rated, are considered to be of comparable quality.

The Riverfront U.S. Government Securities Money Market Fund

Objective: The Money Market Fund's objective is to seek current income from U.S. government short-term securities while preserving capital and maintaining liquidity.

Principal Strategy: The Fund pursues its objective by investing primarily in U.S. government securities maturing in 397 days or less. Under normal market conditions at least 65% of its total assets will be invested in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and in repurchase agreements secured by such obligations. The dollar-weighted average maturity of the Fund will not exceed 90 days.

PRINCIPAL RISKS OF THE FUNDS

In addition to the risks set forth below that are specific to an investment in a particular Fund, there are risks common to all mutual funds.

For example, a Fund's share price may decline and an investor could lose money. Thus, although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in any of the Riverfront Funds. Also, there is no assurance that a Fund will achieve its investment objective. You should be aware that the Shares offered by this prospectus are not deposits or obligations of any bank including The Provident Bank (Provident), are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. An investment in any one or all of the Funds does not necessarily constitute a balanced investment program for any one investor. Finally, all of the Funds face the risk of Year 2000 readiness.

[Graphic]


                                    Large                     Small        Income                  Money
                                    Company      Balanced     Company      Equity      Income      Market

Risks                               Fund         Fund         Fund         Fund        Fund        Fund
Stock Market Risks(1)               x            x            x            x
Bond Market Risks(2)                             x                         x           x           x
Risks Related to Company Size(3)                 x            x
Currency Risks(4)                   x            x            x            x
Risks of Foreign Investing(5)       x            x            x            x
Credit Risks(6)                                  x                         x           x           x
Call Risks(7)                                    x                         x           x
Prepayment Risks(8)                              x                         x           x

The following is a summary description of these risk factors. A complete description of the risks can be found in "Principal Risks of Investing in the Funds" herein. (1) The risk posed by the fact that the value of equity securities rise and fall.

(2) The risk posed by the fact that prices of fixed income securities rise and fall in response to interest rate changes.

(3) The risk posed by smaller market capitalization companies tending to have fewer shareholders, less liquidity, more volatility, unproven track records, limited product or service base and limited access to capital.

(4) The risk posed by the fact that exchange rates for currencies fluctuate daily.

(5) The risk posed by the fact that foreign economic, political or regulatory conditions may be less favorable than those of the United States.

(6) The possibility that an issuer will default on a security by failing to pay interest or principal when due.

(7) The possibility that the issuer may redeem a fixed income security before maturity at a price below its current market price.

(8) The risk posed by the relative volatility of mortgage-backed securities due to the likelihood of prepayments which increase in a declining interest rate environment and decrease in a rising interest rate environment.

RISK RETURN BAR CHARTS AND TABLES

[Graphic]

Large Company Fund
(Investor A Shares)

[Chart goes here-See Appendix]

The bar chart shows variability of the Fund's Investor A Shares' and Predecessor Common Trust Funds' total returns on a calendar year basis. The total returns for the Predecessor Common Trust Fund reflect projected Fund expenses before waivers.

The Fund's Investor A Shares are sold subject to a sales charge (load). The impact of the sales charges is not reflected in the total returns above, and if these amounts were reflected, the total returns would be less than those shown.

The Fund's Investor A Shares' total return from January 1, 1999 to March 31, 1999 was 11.30%.

Within the period shown in the Chart, the Fund's Investor A Shares' highest quarterly return was 32.35% (quarter ended December 31, 1998). Its lowest quarterly return was -10.99% (quarter ended September 30, 1998).

The following table represents the Fund's Investor A Shares' and Investor B Shares' Average Annual Total Returns (reduced to reflect applicable sales charges) for the calendar periods ended December 31, 1998. The table shows the Fund's total returns averaged over a period of years relative to the S&P 500, a broad-based market index, and the Lipper Growth and Income Average (LGIA), an average of funds with similar investment objectives. Total returns for the indexes do not reflect sales charges


                               Investor A             Investor B

                                 Shares                 Shares             S&P 500        LGIA
1 Year                              32.82%                 34.00%          28.61%        15.61%
5 Years                             23.54%                    --           24.07%        10.06%
10 Years                            17.35%                    --           19.19%        15.71%
Start of Performance/1/             14.77%                    --           17.58%        13.69%
Start of Performance/2/                --                  31.56%          31.06%        21.29%

1 The average annual total returns for Investor A Shares includes performance of certain common trust fund accounts advised by The Provident Bank, for periods dating back to August 30, 1986, and prior to Investor A Shares' commencement of operations on January 2, 1997, as adjusted to reflect the expenses associated with the Fund.

2 The Start of Performance date for Investor B Shares was January 2, 1997.

Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential rewards.

Balanced Fund
(Investor A Shares)

[Chart goes here]-See Appendix

The bar chart shows the variability of the Fund's Investor A Shares' total returns on a calendar year basis.

The Fund's Investor A Shares are sold subject to a sales charge (load). The impact of the sales charges is not reflected in the total returns above, and if these amounts were reflected, total returns would be less than those shown.

The Fund's Investor A Shares' total return from January 1, 1999 to March 31, 1999 was 5.13%.

[Graphic]

Within the period shown in the Chart, the Fund's Investor A Shares' highest quarterly return was 15.10% (quarter ended December 31, 1998). Its lowest quarterly return was -3.44% (quarter ended September 30, 1998).

The following table represents the Fund's Investor A Shares' and Investor B Shares' Average Annual Total Returns (reduced to reflect applicable sales charges) for the calendar periods ended December 31, 1998. The table shows the Fund's total returns averaged over a period of years relative to the S&P/Lehman Brothers Intermediate Government/Corporate Bond Index (S&P/LGCBI), which represents 50% of the S&P 500 and 50% of the Lehman Brothers Intermediate Government/Corporate Bond Index both of which are broad-based indexes, and the Lipper Balanced Average (LBA), an average of funds with similar investment objectives. Total returns for the indexes shown do not reflect sales charges.


                           Investor A     Investor B        S&P/

                             Shares         Shares         LGCBI        S&P 500        LGCBI          LBA
1 Year                           19.65%         20.34%        19.45%        28.61%         8.42%        13.48%
Start of Performance/1/          14.11%            --         17.86%        27.13%         7.88%        15.34%
Start of Performance/2/             --          15.98%        20.54%        30.92%        10.66%        17.71%

1 The Start of Performance date for Investor A Shares was September 1, 1994. 2 The Start of Performance date for Investor B Shares was January 17, 1995.

Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential rewards.

Small Company Fund
(Investor A Shares)

[Chart goes here-see Appendix]

The bar chart shows the variability of the Fund's Investor A Shares' total returns on a calendar year basis.

The Fund's Investor A Shares are sold subject to a sales charge (load). The impact of the sales charges is not reflected in the total returns above, and if these amounts were reflected, total returns would be less than those shown.

The Fund's Investor A Shares' total return from January 1, 1999 to March 31, 1999 was -5.32%.

Within the period shown in the Chart, the Fund's Investor A Shares' highest quarterly return was 32.26% (quarter ended March 31, 1991). Its lowest quarterly return was -22.92% (quarter ended September 30, 1990).

The following table represents the Fund's Investor A Shares' and Investor B Shares' Average Annual Total Returns (reduced to reflect applicable sales charges) for the calendar periods ended December 31, 1998. The table shows the Fund's total returns averaged over a period of years relative to the Russell 2000 Index, and S&P 600 Index, both of which are broad-based market indexes, and Lipper Small Cap Average (LSCA), an average of funds with similar investment objectives. Total returns for the indexes shown do not reflect sales charges.


                          Investor A     Investor B      Russell 2000        S&P 600
                            Shares         Shares           Index             Index            LSCA

1 Year                          -6.63%         -6.39%            -2.55%           -1.31%           -0.36%
5 Years                          6.95%            --             11.85%           13.22%           13.97%
10 Years                        13.49%            --             12.92%           13.19%           15.89%
Start of Performance/1/          9.19%            --             10.43%            9.97%           13.01%
Start of Performance/2/            --           6.08%            11.38%           13.53%           12.78%

[Graphic]

1 The Start of Performance date for Investor A Shares was July 23, 1987. The average annual total returns for Investor A Shares includes performance history of the MIM Stock Appreciation Fund and excludes that of the MIM Stock Growth Fund prior to acquisition.

2 The Start of Performance date for Investor B Shares was October 1, 1995.

Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential rewards.

Income Equity Fund
(Investor A Shares)

[Chart goes here-See Appendix]

The bar chart shows the variability of the Fund's Investor A Shares' total returns on a calendar year basis.

The Fund's Investor A Shares are sold subject to a sales charge (load). The impact of the sales charges is not reflected in the total returns above, and if these amounts were reflected, total returns would be less than those shown.

The Fund's Investor A Shares' total return from January 1, 1999 to March 31, 1999 was -3.61%.

Within the period shown in the Chart the Fund's Investor A Shares highest quarterly return was 12.72% (quarter ended June 30, 1997). Its lowest quarterly return was -12.33% (quarter ended September 30, 1998).

The following table represents the Fund's Investor A Shares' and Investor B Shares' Average Annual Total Returns (reduced to reflect applicable sales charges) for the calendar periods ended December 31, 1998. The table shows the Fund's total returns averaged over a period of years relative to the S&P 500 Index, a broad-based market index, and Lipper Equity Income Average (LEIA), an average of funds with similar investment objectives. Total returns for the indexes do not reflect sales charges.


                              Investor A       Investor B        S&P 500
                                Shares           Shares           Index            LEIA

1 Year                               -1.28%           -1.08%          28.61%          11.17%
5 Years                              15.50%              --           24.07%          16.56%
Start of Performance/1/              15.89%              --           19.22%          16.34%
Start of Performance/2/                 --            18.98%          30.92%          21.95%

1 The Start of Performance date for Investor A Shares was October 8, 1992. 2 The Start of Performance date for Investor B Shares was January 17, 1995.

Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential rewards.

Income Fund
(Investor A Shares)

[Graphic]

[Chart goes here-See Appendix]

The bar chart shows the variability of the Fund's Investor A Shares' total returns on a calendar year basis.

The Fund's Investor A Shares are sold subject to a sales charge (load). The impact of the sales charges is not reflected in the total returns above, and if these amounts were reflected, total returns would be less than those shown.

The Fund's Investor A Shares' total return from January 1, 1999 to March 31, 1999 was -0.06%.

Within the period shown in the Chart, the Fund's Investor A Shares' highest quarterly return was 4.87% (quarter ended June 30, 1995). Its lowest quarterly return was -3.24% (quarter ended March 31, 1994).

The following table represents the Fund's Investor A Shares' and Investor B Shares' Average Annual Total Returns (reduced to reflect applicable sales charges) for the calendar periods ended December 31, 1998. The table shows the Fund's total returns averaged over a period of years relative to the Lehman Brothers Intermediate Government Index (LBIGI), a broad-based market index, and the Lipper Intermediate U.S. Government Average (LIGA), an average of funds with similar investment objectives. The total returns for the indexes do not reflect sales charges.


                            Investor A       Investor B

                              Shares           Shares           LBIGI          LIGA

1 Year                              2.10%            2.03%          9.85%         8.17%
5 Years                             4.23%              --           7.18%         6.12%
Start of Performance/1/             4.35%              --           7.44%         6.21%
Start of Performance/2/               --             6.31%         13.37%        11.65%

1 The Start of Performance date for Investor A Shares was October 1, 1992. 2 The Start of Performance date for Investor B Shares was January 17, 1995.

Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential rewards.

Money Market Fund
(Investor A Shares)

[Chart goes here-See Appendix]

Historically, the Fund has maintained a constant $1.00 net asset value per share. The bar chart shows the variability of the Fund's Investor A Shares' total returns on a yearly basis.

The Fund's Investor A Shares are not sold subject to a sales charge (load). The total returns displayed above are based upon net asset value. The Fund's Investor A Shares' total return from January 1, 1999 to March 31, 1999 was 1.07%.

Within the period shown in the Chart, the Fund's Shares' highest quarterly return was 1.43% (quarter ended June 30, 1995). Its lowest quarterly return was 0.72% (quarters ended March 31, 1994, September 30, 1993, and June 30, 1993).

[Graphic]

The Fund's 7-Day Net Yield as of December 31, 1998 was 4.50%. The following table represents the Fund's Investor A Shares' Average Annual Total Returns for the calendar periods ended December 31, 1998.


                            Investor A
                              Shares

1 Year                              4.93%
5 Years                             4.83%
Start of Performance*               4.45%


*  The Fund's Start of Performance date was October 8, 1992.

Investors may call the Fund at 1-800-424-2295 to acquire the current 7-Day Net Yield.

Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential rewards.

WHAT ARE THE FUNDS' FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold Investor A Shares of the Funds.

[Graphic]


                                              Large                   Small      Income                  Money
                                             Company     Balanced    Company     Equity      Income      Market

                                              Fund         Fund        Fund       Fund        Fund        Fund

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge
(Load) Imposed on Purchases
(as a percentage of offering price)             4.50%      4.50%        4.50%    4.50%       4.50%       None
Annual Fund Operating Expenses (before waivers)(1) Expenses That are Deducted
From Fund Assets (as a percentage of average net assets)

Management Fee                                  0.80%      0.90%(2)     0.80%    0.95%       0.40%       0.15%
Distribution and/or
Shareholder Services (12b-1) Fee                0.25%      0.25%(3)     0.25%    0.25%(3)    0.25%(3)    0.25%(3)
Other Expenses                                  0.61%      0.70%        0.92%    0.59%       0.53%       0.41%
Total Annual Fund
Operating Expenses                              1.66%      1.85%        1.97%    1.79%       1.18%       0.81%

(1) Although not contractually obligated to do so, the investment adviser and distributor waived certain amounts during the past fiscal year. These are shown below along with the net expenses the Funds actually paid for the fiscal year ended December 31, 1998.


Total Waiver of Fund Expenses                   0.00%       0.16%       0.00%    0.03%       0.06%       0.15%
Total Actual Annual Fund
Operating Expenses
(After Waivers)                                 1.66%       1.69%       1.97%    1.76%       1.12%       0.66%

(2) The investment adviser voluntarily waived a portion of the Balanced Fund's management fee. The investment adviser can terminate this voluntary waiver at any time. The management fee paid by the Balanced Fund (after the voluntary waiver) was 0.80% for the year ended December 31, 1998.

(3) The distributor voluntarily reduced a portion of the Balanced Fund's, Income Equity Fund's, Income Fund's and Money Market Fund's distribution (12b-1) fee. The distributor can terminate this voluntary reduction at any time. The distribution (12b-1) fees paid (after the voluntary reduction) for the Balanced Fund, Income Equity Fund, Income Fund and Money Market Fund were 0.19%, 0.22%, 0.19% and 0.10%, respectively, for the year ended December 31, 1998.

Example

The following Example is intended to help you compare the cost of investing in Investor A Shares of the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund's Investor A Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's Investor A Shares operating expenses are before waivers as shown in the Table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                Large                       Small         Income                      Money
               Company       Balanced      Company        Equity        Income        Market

                 Fund          Fund          Fund          Fund          Fund          Fund
1 Year             $  611        $  629        $  641        $  624        $  565        $   83
3 Years            $  950        $1,006        $1,040        $  988        $  808        $  259
5 Years            $1,312        $1,406        $1,465        $1,376        $1,070        $  450
10 Years           $2,327        $2,522        $2,642        $2,461        $1,817        $1,002

[Graphic]

The following table describes the fees and expenses that you may pay if you buy and hold Investor B Shares of the Funds.


                                                          Large                          Small         Income
                                                         Company        Balanced        Company        Equity       Income

                                                           Fund           Fund            Fund          Fund         Fund


Shareholder Fees

Fees Paid Directly From Your Investment
Maximum Deferred Sales Charge (load)
(as a percentage of original purchase price or

redemption proceeds, as applicable)                           4.00%         4.00%            4.00%         4.00%        4.00%
Annual Fund Operating Expenses (before waivers)(1)
Expenses That are Deducted From Fund Assets
(as a percentage of average net assets)

Management Fee                                                0.80%         0.90%(1)         0.80%         0.95%        0.40%
Distribution and/or
Shareholder Services (12b-1) Fee                              1.00%         1.00%            1.00%         1.00%        1.00%
Other Expenses                                                0.61%         0.70%            0.92%         0.59%        0.53%
Total Annual Fund Operating Expenses                          2.41%         2.60%            2.72%         2.54%        1.93%

(1) Although not contractually obligated to do so, the investment adviser waived a portion of the Balanced Fund's management fee. The investment adviser can terminate this voluntary waiver at any time. This waiver is shown below along with the net expenses the Balanced Fund actually paid for the fiscal year ended December 31, 1998. The management fee paid (after the voluntary waiver) was 0.80% for the year ended December 31, 1998.


Total Waiver of Fund Expenses                                 0.00%         0.10%            0.00%         0.00%       0.00%
Total Actual Annual Fund
Operating Expenses (After Waivers)                            2.41%         2.50%            2.72%         2.54%       1.93%

Example

The following Example is intended to help you compare the cost of investing in Investor B Shares of the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund's Investor B Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption at the end of the period are also shown. The Example also assumes that your investment has a 5% return each year and that each Fund's Investor B Shares' operating expenses are before waivers as shown in the Table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

[Graphic]


                                           Large                        Small        Income
                                          Company       Balanced       Company       Equity       Income

                                           Fund           Fund          Fund          Fund         Fund

1 Year
Expenses assuming redemption               $  644        $  663         $  675       $  657       $  596
Expenses assuming no redemption            $  244        $  263         $  275       $  257       $  196
3 Years
Expenses assuming redemption               $1,151        $1,208         $1,244       $1,191       $1,006
Expenses assuming no redemption            $  751        $  808         $  844       $  791       $  606
5 Years
Expenses assuming redemption               $1,485        $1,580         $1,640       $1,550       $1,242
Expenses assuming no redemption            $1,285        $1,380         $1,440       $1,350       $1,042
10 Years
Expenses assuming redemption               $2,746        $2,934         $3,051       $2,875       $2,254
Expenses assuming no redemption            $2,746        $2,934         $3,051       $2,875       $2,254

PRINCIPAL SECURITIES IN WHICH THE
FUNDS INVEST

Equity Securities

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value generally increases directly with the value of the issuer's business. The following describes the types of equity securities in which certain of the Funds may invest.

[Graphic]

  Common Stocks

  Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

  Preferred Stocks

  Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

Fixed Income Securities

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. Fixed income securities are generally subject to bond market risks and credit risks.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which certain of the Funds may invest.

  Treasury Securities

  Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risk.

  Agency Securities

  Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (an agency). The United States Treasury supports some agencies with its full, faith and credit. Other agencies receive support through federal subsidies, loans or other benefits. A few agencies have no explicit financial support from the United States Treasury, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

  A Fund treats mortgage backed securities guaranteed by agencies as agency securities. Although an agency guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage backed securities.

[Graphic]

  Mortgage Backed Securities

  Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

  Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

  Asset Backed Securities

  Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks.

  Bank Instruments

  Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Convertible Securities

Convertible securities are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows a Fund to realize additional returns if the market price of the underlying equity securities exceeds the conversion price. For example, a Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, a Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

Foreign Securities

Each of the Funds (except the Money Market Fund) may invest in foreign securities. The Large Company Fund, Balanced Fund and Income Fund each may invest up to 15%, 20% and 35%, respectively, of their total assets in such securities.

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Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:
 .  it is organized under the laws of, or has a principal office located in,

   another country;

 .  the principal trading market for its securities is in another country; or

 . it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing.

  Depository Receipts

  Depository receipts represent interests in underlying securities issued by a foreign company. Depository receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depository Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depository Receipts (EDRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs), are traded globally or outside the United States. Depository receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Repurchase Agreements

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting a Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser.

The Funds' custodian will take possession of the securities subject to repurchase agreements. The investment adviser will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Temporary Defensive Investments

To minimize potential losses and maintain liquidity necessary to meet shareholder redemptions during adverse market conditions, each of the Funds (except the Money Market Fund) may temporarily depart from its principal investment strategy by investing up to 100% of Fund assets in cash or short-term, high quality money market instruments (e.g. commercial paper, repurchase agreements, etc.). This may cause a Fund to temporarily forgo greater investment returns for the safety of principal and fail to meet its investment objective.

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Investment Ratings

The Funds (other than the Money Market Fund) may invest in securities rated investment grade. The investment adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the investment adviser's credit assessment of the security is comparable to investment grade.

Some securities in which the Funds (other than Money Market Fund) invest will be rated in the lowest investment grade category (BBB). Securities rated BBB by Standard and Poor's have speculative characteristics. Unrated securities will be determined by the investment adviser to be of like quality and may have greater risk (but a potentially higher yield) than comparable rated securities. If a security is downgraded, the investment adviser will re-evaluate the security and determine whether or not the security remains an acceptable investment.

The securities in which the Money Market Fund invests must be rated in one of the two highest short-term rating categories by one or more NRSROs or be of comparable quality to securities having such ratings.

Portfolio Turnover

Each Fund does not intend to invest for the purpose of seeking short-term profits. Securities of each Fund (except Money Market Fund) will be sold without regard to the length of time they have been held when the Funds' investment adviser believes it is appropriate to do so in light of a Fund's investment objective. A higher portfolio turnover rate involves greater transaction expenses which must be borne directly by a Fund (and thus, indirectly by its shareholders), and affect Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to that Fund's shareholders, are taxable to them.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Stock Market Risks

 .  The value of equity securities in a Fund's portfolio will rise and fall.
   These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline.

 . The investment adviser attempts to manage market risk by limiting the amount a Fund invests in each company's equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market.

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Bond Market Risks

 . Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

 . Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Risks Related to Company Size

 . Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

 . Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than larger, well capitalized companies.

Currency Risks

 . Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

 . The investment adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks of Foreign Investing

 . Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

 . Foreign countries may have restrictions on foreign ownership or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect a Fund's investments.

 .  Foreign financial markets may have fewer investor protections than U.S.
   markets. For instance, there may be less publicly available information about foreign companies, and the information that is available may be difficult to obtain or may not be current. In addition, foreign countries may lack financial controls and reporting standards, or regulatory requirements, comparable to those applicable to U.S. companies.

 . Due to these risk factors, foreign securities may be more volatile and less liquid than similar securities traded in the U.S.

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Credit Risks

 . Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

 . Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

 . Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the investment adviser's credit assessment.

 . Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Call Risks

 . Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

 . If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Prepayment Risks

 . Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates. Conversely, prepayments due to refinancings decrease when mortgage rates increase. This extends the life of mortgage backed securities with lower interest rates. As a result, increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage backed securities, may reduce their yield and price. This relationship between interest rates and mortgage prepayments makes the price of mortgage backed securities more volatile than most other types of fixed income securities with comparable credit risks.

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Year 2000 Readiness

The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses that rely on computers, like the Funds.

While it is impossible to determine in advance all of the risks to the Funds, the Funds could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund share transactions or Fund communications. The Funds' service providers are making changes to their computer systems to attempt to fix any Year 2000 problems. In addition, they are working to gather information from third-party providers to determine their Year 2000 readiness.

Year 2000 problems would also increase the risks of the Funds' investments. To assess the potential effect of the Year 2000 problem, the investment adviser is reviewing information regarding the Year 2000 readiness of issuers of securities the Funds may purchase.

The financial impact of these issues for the Funds is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Funds.

WHAT DO SHARES COST?

You can purchase, redeem, or exchange Shares any day the New York Stock Exchange
(NYSE) is open. When a Fund receives your transaction request in proper from, it is processed at the next determined net asset value (NAV) plus any applicable sales charge (the Public Offering Price). There is no sales charge when you purchase Shares of the Money Market Fund.

NAV for each of the Funds is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The NAV for the Money Market Fund is expected to be $1.00 per Share.

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The value of Fund Shares (except Money Market Fund) is generally determined based upon the market value of portfolio securities (less that Fund's liabilities). However, the Funds' Board may determine in good faith that another method of valuing investments is necessary to appraise their fair market value.

The value of the Money Market Fund's Shares is determined by amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.

 .  The required minimum initial investment for Fund Shares is $1,000.
 .  The required subsequent investment amount is $100.
 .  The required minimum initial investment for retirement investments is $500.

All minimum amounts may be waived for employees of The Provident Bank and the distributor.

The following tables summarize the maximum sales charges, if any, that you will pay on an investment in a Fund. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

Sales Charge When You Purchase
Investor A Shares

Investor A Shares of all Funds are sold at their NAV next determined after an order is received plus a sales charge (except the Money Market Fund, which does not have a sales charge) as follows:


                                      Sales Charge as a Percentage      Sales Charge as a Percentage

         Purchase Amount                of Public Offering Price                   of NAV
Less than $100,000                                             4.50%                             4.71%
$100,000 but less than $250,000                                3.50%                             3.63%
$250,000 but less than $500,000                                2.50%                             2.56%
$500,000 but less than $1 million                              1.50%                             1.52%
$1 million or greater                                          0.00%                             0.00%

The sales charge at purchase may be reduced or eliminated by:
 .  quantity purchases of Shares;
 .  combining concurrent purchases of Shares made by you, your spouse, or your children under age 21;

 . accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in the Fund); or

 . signing a letter of intent to purchase at least $100,000 in Shares within 13 months (call the Funds for an application and more information).

The sales charge will be eliminated when you purchase Shares:

 . within 30 days of redeeming Shares of an equal or lesser amount (other than Shares of the Money Market Fund);

 .  by exchanging Shares from the same share class of another Riverfront Fund
   (other than the Money Market Fund);

 . through wrap accounts or other investment programs where you pay the investment professional directly for services;

 . personal trust, employee benefit, agency and custodial (other than IRA) clients of Provident;

 .  through investment professionals that receive no portion of the sales charge;

   or

 . as a Trustee, officer or employee of The Riverfront Funds, the investment adviser, the Distributor, and their affiliates, and the immediate family members of these individuals.

If your purchase qualifies, you or your investment professional must notify the Funds' Distributor at the time of purchase to reduce or eliminate the sales charge. If the Distributor is not notified, you will receive the reduced sales charge only on the additional purchases, and not retroactively on previous purchases.

Sales Charge When You Redeem
Investor B Shares

Your redemption proceeds may be reduced by a sales charge commonly referred to as a contingent deferred sales charge (CDSC). Investor B Shares are not offered by the Money Market Fund.


Shares Held Up to:            CDSC         Shares Held Up to:         CDSC
1 year                        4.00%         5 years                   2.00%
2 years                       4.00%         6 years                   1.00%
3 years                       4.00%         7 years or more           0.00%

4 years                       3.00%

Investor B Shares will convert to Investor A Shares approximately eight years after purchase.

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You will not be charged a CDSC when Redeeming Shares:
 .  purchased with reinvested dividends or capital gains;

 .  purchased within 30 days of redeeming Shares of an equal or lesser amount;
 .  that you exchanged into the same share class of another Riverfront Fund where the Shares were held for the applicable CDSC holding period (other than the Money Market Fund);

 . purchased through investment professionals that did not receive advanced sales payments; or

 .  if, after you purchased Shares, you became disabled as defined by the IRS.

If your redemption qualifies, you or your investment professional must notify the distributor at the time of redemption to eliminate the CDSC. If the distributor is not notified, the CDSC will apply.

To keep the sales charge as low as possible, the Funds redeem your Shares in this order:

 .  Shares that are not subject to a CDSC;

 . Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Riverfront Funds that have been exchanged for Shares of this Fund); and

 . then, the CDSC is calculated using the share price at the time of purchase or redemption, whichever is lower.

Orders for $250,000 or more will be invested in Investor A Shares instead of Investor B Shares to maximize return and minimize sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently.

HOW ARE THE FUNDS SOLD?

The Funds offer two share classes: Investor A Shares and Investor B Shares, each representing interests in a single portfolio of securities. The Money Market

Fund does not offer Investor B Shares.

The Funds' Distributor, Edgewood Services, Inc. (Distributor) markets the Shares described in this prospectus to institutions and individuals, directly or through investment professionals, including customers of Provident. When the Distributor receives sales charges and marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc.

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Rule 12b-1 Plans

The Funds have adopted Rule 12b-1 Plans, which allow them to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of the Funds' Investor A and Investor B Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

HOW DO I PURCHASE SHARES?

Shares of each Fund may be purchased through an investment professional or directly from the Funds. The Funds reserve the right to reject any request to purchase Shares.

[Graphic]

Through an Investment Professional

 .  Establish an account with the investment professional; and

 . For all Funds except the Money Market Fund, submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment by 3:00 p.m. (Eastern time) within three business days following the order. You will become the owner of Shares and receive dividends when the Fund receives your payment.

 . For the Money Market Fund submit your purchase order to the investment professional before 12:00 noon (Eastern time). You will receive that day's dividend if the investment professional forwards the order to the Fund before 12:00 noon (Eastern time) and the Fund receives payment by 4:00 p.m. (Eastern time). You will become the owner of Shares and receive dividends when the Fund receives your payment.

[Graphic]

Investment Professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

Directly From the Funds
[Graphic]

To establish your account with a Fund:

 .  Submit a completed account application; and

 .  Send your payment to the Fund by Federal Reserve wire or by check.

[Graphic]

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent incurs.

After establishing an account, you may place an order by calling the Funds and the Shares will be priced at the next calculated NAV after the Funds receive the order.

By Wire

You or your investment professional must telephone Provident at 1-800-424-2295 and provide the following information:

 .  The name of the Fund in which you wish to invest;
 . your name, address, telephone number and tax identification number; . the dollar amount of the wire;
 .  the name of the institution wiring the funds.
Provident will provide you with a Fund account number.
Then, send your wire to:

 The Provident Bank

 Cincinnati, OH

 ABA: 042000424

 Mutual Fund Services
 Account 0895-261

 For Further Credit to: (Fund Name) of The Riverfront Funds
 Fund Account Number
 Account Name

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check
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Make your check payable to the appropriate Fund and mail it together with a completed account application to:

 The Riverfront Funds
 c/o The Provident Bank
 Mutual Fund Services

 P.O. Box 14967
 Cincinnati, OH 45250-0967

If you have already established an account with the Funds you do not need to mail an account application but must note your account number on the check.

[Graphic]

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

 The Provident Bank
 Shareholder Services MS 668-D
 309 Vine Street
 Cincinnati, OH 45202

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Funds will not accept third-party checks (checks originally made payable to someone other than you or the Fund). For the Money Market Fund, orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received) and Shares begin earning dividends the next day.

Shares of the Funds may be purchased through electronic funds transfer (EFT). See your account application for details.

Purchases through an Exchange

You may purchase Shares through an exchange from the same Share class of another Riverfront Fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations. Shares purchased by check are eligible for exchange after 15 days.

Systematic Investment Plan
[Graphic]

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Plan section of your account registration or by contacting the Funds or your investment professional. Once proper authorization is given, your bank account will be debited on the date specified to purchase shares of a Fund. The sales charge will be waived for investments made under this Plan.

Retirement Investments

You may purchase Shares as retirement investments (such as IRAs). For more information, call the Funds at 1-800-424-2295 or your investment professional or write the Funds at:

  Mutual Fund Services
  P.O. Box 14967
  Cincinnati, OH 45250-0967

We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee and termination fee.

HOW DO I REDEEM SHARES?

Each Fund redeems Shares at its NAV next determined after the Fund receives the redemption request in proper form plus any applicable CDSC. Shares may be redeemed directly from the Funds by mail or by telephone or through an investment professional.

By Mail
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Send your written redemption request including your name, the Fund's name, your account number and the Share or dollar amount requested to:

 The Riverfront Funds
 c/o The Provident Bank
 Mutual Fund Services

 P.O. Box 14967
 Cincinnati, OH 45250-0967

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By Telephone

If you have completed the proper authorization form on your account application you may also redeem Shares by calling the Funds at 1-800-424-2295. The dollar amount of the telephone redemption may not exceed $50,000.

Your telephone instructions may be recorded. If the Funds do not follow reasonable procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

Redemptions by telephone will only be permitted if the address and bank account of record have been the same for at least 30 days.
If your account is through an investment professional, contact your investment professional for instructions on how to redeem shares.
[Graphic]

Signature Guarantees

You must have a signature guarantee on written redemption requests:
 .  when you are requesting a redemption of $50,000 or more;
 .  when you want a redemption to be sent to an address other than the one you have on record with the Fund; or

 . when you want the redemption payable to someone other than the shareholder of record.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker-dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds
[Graphic]

Redemption proceeds normally are mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:

 .  to allow your purchase payment to clear;
 .  during periods of market volatility; or

 . when a shareholder's trade activity or amount adversely impacts a Fund's ability to manage its assets.

Redemption in Kind

Although the Funds intend to pay Share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by a distribution of a Fund's portfolio securities subject to certain limitations.

Automatic Withdrawal Plan

The Automatic Withdrawal Plan allows you to automatically redeem Shares monthly or quarterly if your account has a value of at least $10,000 in Investor A Shares or Investor B Shares. Each redemption must be at least $100 and no more than:

 .  1.5% per month or 4.5% per quarter of the total net asset value of the Fund's
   Investor A Shares in the account when the Plan is opened; or

 . 0.833% per month or 2.5% per quarter of the total net asset value of the Fund's Investor B Shares in the account when the Plan is opened, as applicable. This program may reduce, and eventually deplete, your account and payments should not be considered yield or income.

Due to the fact that Investor A Shares are sold with an initial sales charge, it is not advisable for you to purchase Investor A Shares while participating in this Plan. The CDSC will be waived on automatic redemptions of Investor B Shares.

Checkwriting
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If requested on your account application, and if you have your account directly with the Funds through the Distributor (not through an investment professional), the Money Market Fund will establish a checking account for you with Provident free of charge. Checks may be drawn for $250 or more payable to anyone. Your account will continue to receive the daily dividend declared on the Shares being redeemed until the check is presented for payment.

Since the aggregate amount in your account changes each day because of the daily dividend, you should not attempt to withdraw the full amount in your account by using a check.

HOW DO I EXCHANGE SHARES?

You may exchange Shares of a Fund (other than Shares of the Money Market Fund) for Shares of the same class of another Fund at NAV and without a sales charge, provided you meet the $1,000 minimum investment requirement.

To exchange Shares call the Funds at 1-800-424-2295 or write the Funds at:

 The Riverfront Funds
 c/o The Provident Bank
 Mutual Funds Services

 P.O. Box 14967
 Cincinnati, OH 45250-0967

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An exchange is treated as a redemption and subsequent purchase, and is therefore a taxable transaction. An exchange must comply with the requirements for a redemption, including signature guarantees, and must specify the dollar value or number of Shares to be exchanged.

Your telephone instructions may be recorded. If the Funds do not follow reasonable procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

Effective July 1, 1998, exchanges of Investor B Shares of a Fund for Shares of the Money Market Fund are no longer permitted. The Funds may modify or terminate the exchange privilege at any time. Shareholders will be given 60 days' notice of the modification or termination of the exchange privilege.

Excessive trading may be detrimental to a Fund and other shareholders; as such, exchanges are limited to five per year or three per calendar quarter.

ACCOUNT AND SHARE INFORMATION

Confirmations and Account Statements

You will receive confirmation of purchases, redemptions (except redemptions effected by checkwriting) and exchanges, including systematic transactions. In addition, you will receive periodic statements reporting all account activity, dividends and capital gains paid.

Share Certificates

The Funds do not issue share certificates.

Dividends and Capital Gains
[Graphic]

The Money Market Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire you begin earning dividends on the day your wire is received, provided you have notified the Fund prior to 12:00 noon (Eastern time). If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

The Small Company Fund declares and pays any dividends semi-annually. The remaining Funds declare and pay dividends monthly. Dividends are paid to all shareholders invested in a Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Funds pay any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain.

Accounts with Low Balances

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $500. Before an account is closed, the shareholder will be notified and allowed 45 days to purchase additional Shares to increase the balance over $500.

Tax Information

The Funds send you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in a Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending on the length of time the Fund holds its assets.

Fund distributions for the Large Company Fund and Small Company Fund are expected to be primarily capital gains. Fund distributions for the Balanced Fund and Income Equity Fund are expected to be both dividends and capital gains. Fund distributions for the Income Fund and Money Market Fund are expected to be primarily dividends. Redemptions and exchanges are taxable sales.

Please consult your tax adviser regarding your federal, state, and local tax liability.

WHO MANAGES THE FUNDS?

The Board of Trustees governs the Funds. The Board selects and oversees the investment adviser, Provident. The investment adviser manages the Funds' assets, including buying and selling portfolio securities. The investment adviser's address is One East Fourth Street, Cincinnati, Ohio 45202.

The investment adviser is a subsidiary of Provident Financial Group, Inc., a bank holding company located in Cincinnati, OH with approximately $8.1 billion in consolidated assets as of December 31, 1998. The investment adviser has provided investment advisory services to individual and corporate trust accounts since 1902.

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The investment adviser manages the Funds by an investment team approach. For its services under an Advisory Contract, the investment adviser receives an advisory fee from each Fund payable annually in accordance with the following schedule:


       Fund Name               Percentage of               Fund Name              Percentage of
                             Average Net Assets                                 Average Net Assets

Large Company Fund                0.80%                 Income Equity Fund            0.95%
Balanced Fund                     0.90%                 Income Fund                   0.40%
Small Company Fund                0.80%                 Money Market Fund             0.15%

FINANCIAL INFORMATION

Financial Highlights

The following financial highlights are intended to help you understand each Fund's financial performance for its past five fiscal years, or since inception, if the life of a Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by Ernst & Young LLP, whose report, along with the Funds' audited financial statements, is included in the Annual Report which is available upon request free of charge.

[Graphic]

Large Company Select Fund


                                                                                       From January 2,

                                                   Year Ended                            1997 through
                                               December 31, 1998                     December 31, 1997(a)

                                         Investor A        Investor B          Investor A           Investor B

Net Asset Value, Beginning of Period          $ 11.34            $ 11.28          $ 10.00                $10.00
Investment Activities
Net investment loss                             (0.05)             (0.10)              --                 (0.04)
  Net realized and unrealized gains

    (losses) from investments                    4.47               4.38             2.77                  2.72
    Total from Investment Activities             4.42               4.28             2.77                  2.68
Distributions

Net realized gains                              (1.87)             (1.87)           (1.40)                (1.40)
  Tax return of capital                            --                 --            (0.03)                   --
    Total Distributions                         (1.87)             (1.87)           (1.43)                (1.40)
Net Asset Value, End of Period                $ 13.89            $ 13.69          $ 11.34                $11.28
Total Return (excludes
  sales/redemption charge)                      39.03%             38.00%           27.93%(b)             26.97%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)             $50,801            $ 9,416          $33,614                $2,464
Ratio of expenses to average net                 1.66%              2.41%            1.69%(c)              2.47%(c)
 assets

Ratio of net investment loss to

  average net assets                           (0.48)%            (1.28)%            0.00%(c)            (1.10)%(c)
Portfolio Turnover(d)                              69%                69%              39%                   39%

(a)  Period from commencement of operations.
(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

[Graphic]

Balanced Fund


                                                                                                               From
                                                                                               January 17,  September 1,

                                                                                  Year Ended     1995 to    1994 through

                                             Years Ended December 31,             December 31, December 31, December 31,
                               1998                  1997                 1996       1995        1995(a)     1994(a)(f)
                        Investor Investor  Investor  Investor  Investor  Investor  Investor     Investor
                           A        B         A         B         A         B         A            B

Net Asset Value,
   Beginning of

   Period               $ 12.30  $ 12.71    $11.69   $ 12.04  $ 11.36   $ 11.70    $ 9.79    $10.00          $ 10.00
Investment Activities
Net investment income      0.23     0.11      0.23      0.12     0.31      0.26      0.35      0.25             0.10
Net realized and
   unrealized gains
   (losses) from

   investments             2.84     2.95      1.71      1.77     0.33      0.34      1.66      1.79            (0.18)
Total from
   Investment

   Activities              3.07     3.06      1.94      1.89     0.64      0.60      2.01      2.04            (0.08)
Distributions
Net investment income     (0.23)   (0.11)    (0.23)    (0.12)   (0.31)    (0.26)    (0.34)    (0.24)           (0.13)
Net realized gains        (2.10)   (2.10)    (1.10)    (1.10)      --        --     (0.10)    (0.10)              --
Total Distributions       (2.33)   (2.21)    (1.33)    (1.22)   (0.31)    (0.26)    (0.44)    (0.34)           (0.13)
Net Asset Value,

   End of Period        $ 13.04  $ 13.56    $12.30   $ 12.71  $ 11.69   $ 12.04    $11.36    $11.70          $  9.79
Total Return
   (excludes sales

   redemption charge)     25.29%   24.34%    16.77%    15.82%    5.76%     5.27%    20.83%    20.53%(b)       (0.82)%(c)
Rations/Supplementary
  Data

Net Assets at end of

   period (000)         $11,247  $13,895    $9,563   $11,483  $10,786   $10,008    $9,427    $5,030          $ 2,709
Ratio of expenses to
  average net assets       1.69%    2.50%     1.86%     2.72%    1.70%     2.54%     1.28%     2.04%(d)         1.48%
Ratio of net
   investment income
   to average

   net assets              1.65%    0.84%     1.80%     0.93%    2.87%     2.03%     3.48%     2.69%(d)       (4.01)%
Ratio of expenses
   to average

   net assets*             1.85%    2.60%     2.07%     2.82%    1.94%     2.68%     1.67%     2.84%(d)         4.61%
Ratio of net
   investment income
   to average

   net assets*             1.49%    0.74%     1.59%     0.83%    2.63%     1.89%     3.09%     1.89%(d)         0.88%
Portfolio Turnover(e)       118%     118%      102%      102%      98%       98%       13%       13%               1%

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Represents total return for the Investor A Shares from January 1, 1995 to

     January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.

(c)  Not annualized.
(d)  Annualized.

(e) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(f) Audited by other auditors.

Small Company Select Fund


                                                               Years  Ended December 31
                                            1998                      1997                        1996
                                    Investor     Investor     Investor      Investor       Investor     Investor
                                        A            B            A             B             A             B

Net Asset Value,
   Beginning  of Period               $  9.17      $  9.49      $  9.43      $  9.77      $  9.50       $  9.91
Investment Activities
   Net investment loss                  (0.09)       (0.15)       (0.04)       (0.08)       (0.14)        (0.15)
   Net realized and
      unrealized gains (losses)

      from investments                  (0.01)       (0.02)        1.75         1.77         1.10          1.04
      Total from

         Investment Activities          (0.10)       (0.17)        1.71         1.69         0.96          0.89
Distributions
   Net realized gains                   (1.18)       (1.18)       (1.97)       (1.97)       (1.03)        (1.03)
      Total Distributions               (1.18)       (1.18)       (1.97)       (1.97)       (1.03)        (1.03)
Net Asset Value,

   End of Period                      $  7.89      $  8.14      $  9.17      $  9.49      $  9.43       $  9.77
Total Return (excludes sales/
   redemption charge)                  (2.26)%      (2.96)%       18.79%       17.86%       10.17%         9.05%
Rations/Supplementary Data:
Net Assets at end of
   period (000)                       $19,286      $ 1,455      $24,312      $ 1,265      $31,227       $   687
Ratio of expenses to average
   net assets                            1.97%        2.72%        2.11%        2.86%        1.91%         2.64%
Ratio of net investment income
    to average net assets              (1.08)%      (1.88)%      (0.43)%      (1.20)%      (1.25)%       (2.01)%
Ratio of expenses to
   average net assets*                   1.97%        2.72%        2.11%        2.86%        1.91%         2.64%
Ratio of net investment
   income to average net assets*       (1.08)%      (1.88)%      (0.43)%      (1.20)%      (1.25)%       (2.01)%
Portfolio Turnover(e)                     114%         114%          67%          67%         162%          162%


                                   From             From
                                 October 1,       October 1,

                                1995 through     1995 through        Years Ended
                                December 31,     December 31,        September 30,

                                  1995(b)         1995(a)(b)      1995(f)    1994(f)
                                 Investor          Investor
                                    A                 B

Net Asset Value,

   Beginning  of Period           $ 10.00            $10.00         $  8.25   $  10.18
Investment Activities
   Net investment loss              (0.01)            (0.01)          (0.07)     (0.12)
   Net realized and
      unrealized gains (losses)

      from investments              (0.12)            (0.08)           2.14      (1.26)
      Total from

         Investment Activities      (0.13)            (0.09)           2.07      (1.38)
Distributions
   Net realized gains               (0.37)               --           (0.32)     (0.55)
      Total Distributions           (0.37)               --           (0.32)     (0.55)
Net Asset Value,

   End of Period                  $  9.50            $ 9.91         $ 10.00   $   8.25
Total Return (excludes sales/
   redemption charge)              (1.20)%(c)        (0.90)%(c)       25.12%   (13.91)%
Rations/Supplementary Data:
Net Assets at end of
   period (000)                   $40,995            $   72         $44,500   $ 47,880
Ratio of expenses to average
   net assets                        1.76%(d)          2.30%(d)        2.61%      2.44%
Ratio of net investment income
    to average net assets          (0.49)%(d)        (1.69)%(d)      (0.73)%    (1.35)%
Ratio of expenses to
   average net assets*               1.77%(d)          2.39%(d)        2.61%      2.44%
Ratio of net investment
   income to average net assets*   (0.50)%(d)        (1.78)%(d)      (0.73)%    (1.35)%
Portfolio Turnover(e)                  46%               46%            197%       254%

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  As of September 30, 1995, the Stock Appreciation Fund acquired all of the assets of the MIM Stock Appreciation Fund and the MIM Stock Growth Fund. Financial highlights for periods prior to September 30, 1995 represent the performance of the MIM Stock Appreciation Fund. The per share data for the periods prior to September 30, 1995 have been restated to reflect the impact of the change of net asset value of the Stock Appreciation Fund on September 30, 1995 from $17.34 to $10.00.

(c)  Not annualized.
(d)  Annualized.

(e) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(f) Audited by other auditors.

Income Equity Fund


                                                            Year Ended December 31,
                                           1998                       1997                     1996
                                   Investor     Investor     Investor     Investor     Investor     Investor
                                       A            B            A            B            A            B

Net Asset Value,
  Beginning of Period                $ 11.68      $ 11.98      $ 11.92      $ 12.16    $ 11.70       $11.85
Investment Activities
   Net investment income                0.12         0.03         0.16         0.06       0.21         0.12
   Net realized and unrealized
       gains from investments           0.25         0.25         3.11         3.17       2.12         2.21
      Total from

         Investment Activities          0.37         0.28         3.27         3.23       2.33         2.33
Distributions
   Net investment income               (0.12)       (0.04)       (0.16)       (0.06)     (0.21)       (0.12)
   Net realized gains                  (1.46)       (1.46)       (3.35)       (3.35)     (1.90)       (1.90)
      Total Distributions              (1.58)       (1.50)       (3.51)       (3.41)     (2.11)       (2.02)
Net Asset Value,
   End of Period                     $ 10.47      $ 10.76      $ 11.68      $ 11.98    $ 11.92       $12.16
Total Return (excludes sales/
   redemption charge)                   3.37%        2.51%       28.20%       27.19%     19.88%       19.67%
Ratios/Supplementary Data:
Net Assets at end of
    period (000)                     $77,144      $16,563      $83,841      $17,563    $73,368       $7,632
Ratio of expenses to average
   net assets                           1.76%        2.54%        1.75%        2.55%      1.76%        2.48%
Ratio of net investment income
   to average net assets                1.03%        0.25%        1.21%        0.40%      1.62%        0.88%
Ratio of expenses to average
   net assets*                          1.79%        2.54%        1.80%        2.55%      1.85%        2.54%
Ratio of net investment income
   to average net assets*               1.00%        0.25%        1.16%        0.40%      1.53%        0.82%
Portfolio Turnover(c)                    129%         129%         157%         157%       166%         166%


                                                    January 17,
                                      Year Ended      1995 to       Year Ended
                                      December 31,  December 31,   December 31,

                                         1995         1995(a)        1994(e)
                                       Investor      Investor
                                          A             B

Net Asset Value,

  Beginning of Period                  $ 10.15       $10.00         $ 10.63
Investment Activities
   Net investment income                  0.27         0.13            0.32
   Net realized and unrealized
       gains from investments             2.89         2.78              --
      Total from

         Investment Activities            3.16         2.91            0.32
Distributions
   Net investment income                 (0.27)       (0.13)          (0.31)
   Net realized gains                    (1.34)       (0.93)          (0.49)
      Total Distributions                (1.61)       (1.06)          (0.80)
Net Asset Value,
   End of Period                       $ 11.70       $11.85         $ 10.15
Total Return (excludes sales/
   redemption charge)                    31.45%       29.28%(d)        3.08%
Ratios/Supplementary Data:
Net Assets at end of
    period (000)                       $60,845       $2,833         $34,965
Ratio of expenses to average
   net assets                             1.49%        2.46%(b)        1.30%
Ratio of net investment income
   to average net assets                  2.27%        1.12%(b)        2.93%
Ratio of expenses to average
   net assets*                            1.74%        2.51%(b)        1.58%
Ratio of net investment income
   to average net assets*                 2.02%        1.07%(b)        2.65%
Portfolio Turnover(c)                      180%         180%            119%

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursement had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Annualized
(c)  Portfolio turnover is calculated on the basis of the Portfolio as a whole distinguishing between the classes of shares issued.

(d) Represents total return for the Investor A Shares from January 1, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.

(e) Audited by other auditors.

U.S. Government Income Fund


                             Year Ended December 31,

                                                    1998                       1997                     1996
                                           Investor     Investor     Investor     Investor     Investor     Investor
                                              A            B            A            B            A            B

Net Asset Value, Beginning of Period        $  9.48       $10.68      $  9.43       $10.64    $  9.71       $10.95
Investment Activities
   Net investment income                       0.47         0.44         0.49         0.48       0.52         0.49
   Net realized and unrealized gains
      (losses) from investments                0.17         0.19         0.14         0.14      (0.29)       (0.31)
      Total from Investment Activities         0.64         0.63         0.63         0.62       0.23         0.18
Distributions

   Net investment income                      (0.47)       (0.38)       (0.50)       (0.49)     (0.51)       (0.49)
   In excess of net investment income            --           --        (0.08)       (0.09)        --           --
      Total Distributions                     (0.47)       (0.38)       (0.58)       (0.58)     (0.51)       (0.49)
Net Asset Value, End of Period              $  9.65       $10.93      $  9.48       $10.68    $  9.43       $10.64
Total Return (excludes sales/

   redemption charge)                          6.95%        6.03%        6.94%        6.07%      2.51%        1.72%
Ratios/Supplementary Data:
Net Assets at end of period (000)           $43,411       $1,294      $49,017       $1,309    $33,694       $1,296
Ratio of expenses to average net assets        1.12%        1.93%        1.14%        1.95%      1.11%        1.96%
Ratio of net investment income to
   average net assets                          4.90%        4.09%        5.40%        4.56%      5.45%        4.59%
Ratio of expenses to average net               1.18%        1.93%        1.20%        1.95%      1.20%        1.96%
 assets*

Ratio of net investment income to

   average net assets*                         4.84%        4.09%        5.34%        4.56%      5.36%        4.59%
Portfolio Turnover(c)                           109%         109%          71%          71%        53%          53%


                                                           January 17,
                                             Year Ended      1995 to       Year Ended
                                             December 31,  December 31,   December 31,

                                                 1995         1995(a)        1994(e)
                                               Investor      Investor
                                                  A             B

Net Asset Value, Beginning of Period           $  8.92        $10.00         $  9.91
Investment Activities
   Net investment income                          0.54          0.43            0.54
   Net realized and unrealized gains
      (losses) from investments                   0.79          0.94           (0.99)
      Total from Investment Activities            1.33          1.37           (0.45)
Distributions

   Net investment income                         (0.54)        (0.42)          (0.54)
   In excess of net investment income               --            --              --
      Total Distributions                        (0.54)        (0.42)          (0.54)
Net Asset Value, End of Period                 $  9.71        $10.95         $  8.92
Total Return (excludes sales/

   redemption charge)                            15.22%        13.96%(d)      (4.64)%
Ratios/Supplementary Data:
Net Assets at end of period (000)              $36,538        $1,263         $32,721
Ratio of expenses to average net assets           1.09%         1.90%(b)        0.86%
Ratio of net investment income to
   average net assets                             5.74%         4.80%(b)        5.78%
Ratio of expenses to average net                  1.18%         1.90%(b)        1.14%
 assets*

Ratio of net investment income to

   average net assets*                            5.65%         4.80%(b)        5.49%
Portfolio Turnover(c)                               75%           75%             83%

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursement had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Annualized.
(c)  Portfolio turnover is calculated on the basis of the Portfolio as a whole distinguishing between the classes of shares issued.

(d) Represents total return for the Investor A Shares from January 1, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.

(e) Audited by other auditors.

U.S. Government Securities Money Market Fund (Investor A Shares only)


                                                                 Years Ended December 31,
                                              1997          1996          1998          1995         1994(a)
Net Asset Value, Beginning of Period         $  1.000      $  1.000      $  1.000      $  1.000      $  1.000
Investment Activities
Net investment income                           0.049         0.046         0.048         0.050         0.040
      Total from Investment Activities          0.049         0.046         0.048         0.050         0.040
Distributions
   Net investment income                       (0.049)       (0.046)       (0.048)       (0.050)       (0.040)
      Total Distributions                      (0.049)       (0.046)       (0.048)       (0.050)       (0.040)
Net Asset Value, End of Period               $  1.000      $  1.000      $  1.000      $  1.000      $  1.000
Total Return                                     5.02%         4.89%         4.93%         5.52%         3.78%
Ratios/Supplementary Data:

Net Assets at end of period (000)            $142,569      $181,017      $188,847      $157,495      $149,374
Ratio of expenses to average net assets          0.64%         0.59%         0.66%         0.58%         0.51%
Ratio of net investment income to
   average net assets                            4.90%         4.78%         4.82%         5.34%         3.70%
Ratio of expenses to average net assets*         0.79%         0.84%         0.81%         0.83%         0.80%
Ratio of net investment income to
   average net assets*                           4.75%         4.53%         4.67%         5.09%         3.41%

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursement had not occurred, the ratios would have been as indicated.

(a)  Audited by other auditors.

[Graphic]

THE RIVERFRONT LARGE COMPANY SELECT FUND

THE RIVERFRONT BALANCED FUND

THE RIVERFRONT SMALL COMPANY SELECT FUND

THE RIVERFRONT INCOME EQUITY FUND

THE RIVERFRONT U.S. GOVERNMENT INCOME FUND

Investor A Shares and Investor B Shares

THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

Investor A Shares

Portfolios of The Riverfront Funds

A Statement of Additional Information (SAI) is incorporated by reference into this prospectus. Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during their last fiscal year. To obtain the SAI, the annual and semi-annual reports and other information without charge call 1-800-424-2295.

You can obtain information about the Funds (including the SAI) by visiting or writing the Public Reference Room of the Securities and Exchange Commission in Washington, DC 20549-6009 or from the Commission's Internet site at http://www.sec.gov. You can call 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.

SEC File No. 811-6082
[logo of Riverfront Funds]

INVESTMENT ADVISER

The Provident Bank
One East Fourth Street
Cincinnati, Ohio 45202

DISTRIBUTOR
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-5829

FOR ADDITIONAL INFORMATION CALL:

The Provident Bank
Mutual Fund Services
1-800-424-2295

G02567-01 (4/99)
768709602

768709701
768709404

768709800
768709842
768709834

768709107
768709867
768709859

768709305
768709875

                              THE RIVERFRONT FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 1999



                    THE RIVERFRONT LARGE COMPANY SELECT FUND

                          THE RIVERFRONT BALANCED FUND

                    THE RIVERFRONT SMALL COMPANY SELECT FUND

                        THE RIVERFRONT INCOME EQUITY FUND

                   THE RIVERFRONT U.S. GOVERNMENT INCOME FUND

                                INVESTOR A SHARES

                                INVESTOR B SHARES

           THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

                                INVESTOR A SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for the Funds dated April 30, 1999. This SAI incorporates by reference the Funds' Annual Report. You may obtain the prospectus or Annual Report without charge by calling 1-800-424-2295.

CONTENTS

HOW ARE THE FUNDS ORGANIZED?..........................................1

SECURITIES IN WHICH THE FUNDS INVEST..................................2

SECURITIES DESCRIPTIONS AND TECHNIQUES................................3

INVESTMENT RISKS......................................................9

INVESTMENT LIMITATIONS................................................11

WHAT DO SHARES COST?..................................................14

HOW ARE THE FUNDS SOLD?...............................................15

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?.......................17

HOW DO THE FUNDS MEASURE PERFORMANCE?.................................20

ACCOUNT INFORMATION AND PRICING OF SHARES.............................22

HOW ARE THE FUNDS TAXED?..............................................23

FINANCIAL INFORMATION.................................................23

APPENDIX..............................................................24

ADDRESSES.............................................................27

HOW ARE THE FUNDS ORGANIZED?

The Riverfront Funds (the Trust) is an open-end, management investment company that was originally incorporated as a Maryland corporation on March 27, 1990. On December 29, 1998, The Riverfront Funds, Inc., a Maryland corporation, changed its form of organization by completing a reorganization with The Riverfront Funds, an Ohio business trust, organized on October 6, 1996 for such purpose.

The Funds are diversified portfolios of the Trust. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Board of Trustees (the Board) has established two classes of Shares of each Fund (except Money Market Fund), known as Investor A Shares and Investor B Shares (Shares). The Money Market Fund does not offer Investor B Shares. This SAI relates to both classes of Shares.

On January 2, 1997, the Balanced Fund changed its name from The Riverfront Flexible Growth Fund to The Riverfront Balanced Fund. On December 29, 1998, the Small Company Fund changed its name from The Riverfront Stock Appreciation Fund to The Riverfront Small Company Select Fund.

As of September 30, 1995, pursuant to an Agreement and Plan of Reorganization and Liquidation with MIM Mutual Funds, Inc. ("MIM"): (a) the Money Market Fund acquired all of the assets and liabilities of the MIM Money Market Fund; (b) the Income Equity Fund acquired all of the assets and liabilities of the MIM Bond Income Fund, the MIM Stock Income Fund and the AFA Equity Income Fund; and (c) the Small Company Fund (at that time named the Stock Appreciation Fund) acquired all of the assets and liabilities of the MIM Stock Growth Fund and the MIM Stock Appreciation Fund (collectively, the "Reorganization"). In exchange for such assets and liabilities, the respective Fund issued a number of its Investor A Shares equal in value to the net assets of the corresponding MIM Fund acquired in the Reorganization. For accounting and performance purposes, the MIM Stock Appreciation Fund is considered to be the predecessor of the Small Company Fund; therefore, performance and financial information of the Small Company Fund prior to September 30, 1995, relates to the operations of the MIM Stock Appreciation Fund prior to the Reorganization.

SECURITIES IN WHICH THE FUNDS INVEST

Following is a table that indicates which types of securities are a: o.....P =
PRINCIPAL investment of a Fund; (shaded in chart) o A = ACCEPTABLE (but not principal) investment of a Fund; or o N = NOT AN ACCEPTABLE investment of a Fund.

-------------------------------------- ----------- ---------- ---------- ---------- ---------- ----------
SECURITIES                             LARGE       BALANCED   SMALL      INCOME     INCOME     MONEY
                                       COMPANY       FUND     COMPANY    EQUITY       FUND     MARKET
                                          FUND                  FUND       FUND                  FUND

-------------------------------------- ----------- ---------- ---------- ---------- ---------- ----------
EQUITY SECURITIES6                         P           P          P          P          N          N
-------------------------------------- ----------- ---------- ---------- ---------- ---------- ----------
-------------------------------------- ----------- ---------- ---------- ---------- ---------- ----------
    COMMON STOCKS                          P           P          P          P          N          N
-------------------------------------- ----------- ---------- ---------- ---------- ---------- ----------
-------------------------------------- ----------- ---------- ---------- ---------- ---------- ----------
    PREFERRED STOCKS                       A           A          N          A          N          N
-------------------------------------- ----------- ---------- ---------- ---------- ---------- ----------
-------------------------------------- ----------- ---------- ---------- ---------- ---------- ----------
    REAL ESTATE INVESTMENT TRUSTS          A           A          A          A          N          N
-------------------------------------- ----------- ---------- ---------- ---------- ---------- ----------
-------------------------------------- ----------- ---------- ---------- ---------- ---------- ----------
    WARRANTS8                              A           A          A          A          N          N
--------------------------------------
-------------------------------------- ----------- ---------- ---------- ---------- ---------- ----------
FIXED INCOME SECURITIES                    A           P          A          A          P          P
--------------------------------------             ----------                       ----------
-------------------------------------- -----------            ---------- ----------            ----------
    TREASURY SECURITIES                    A           A          A          A          A          P
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    AGENCY SECURITIES                      A           A          A          A          P          P
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    CORPORATE DEBT SECURITIES1             A           A          A          A          P          A
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       COMMERCIAL PAPER2                   A           A          A          A          A          A
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       DEMAND INSTRUMENTS2                 A           A          A          A          A          A
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    NON-INVESTMENT GRADE                   A           N          N          A          N          N
SECURITIES7
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    MORTGAGE BACKED SECURITIES5            N           A          N          N          P          N
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       CMOS5                               N           A          N          N          A          N
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    ASSET BACKED SECURITIES5               N           A          N          N          A          N
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    BANK INSTRUMENTS4                      A           A          A          A          A          A
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    CREDIT ENHANCEMENT6                    N           N          N          N          A          N
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CONVERTIBLE SECURITIES                     A           P          N          A          N          N
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FOREIGN SECURITIES5,9,10                   A           A          A          A          A          N
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    DEPOSITORY RECEIPTS9,10                A           A          A          A          N          N
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    FOREIGN GOVERNMENT SECURITIES5         N           A          N          N          A          N
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DERIVATIVE CONTRACTS                       A           A          A          A          A          N
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    FUTURES CONTRACTS                      A           A          A          A          A          N
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    OPTIONS                                A           A          A          A          A          N
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SPECIAL TRANSACTIONS                       A           A          A          A          A          A
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    REPURCHASE AGREEMENTS3                 A           A          A          A          A          A
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    REVERSE REPURCHASE AGREEMENTS          A           A          A          A          A          N
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    WHEN ISSUED TRANSACTIONS               A           A          N          A          A          A
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      TO BE ANNOUNCED SECURITIES           A           A          N          A          A          A
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      DOLLAR ROLLS                         N           N          N          N          A          N
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    SECURITIES LENDING                     A           A          N          A          A          A
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     SECURITIES OF OTHER INVESTMENT        A           A          A          A          A          N
     COMPANIES

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1 Each Fund (except the Balanced Fund) may invest up to 35% of its total assets in such securities with remaining maturities of one year or less and rated in one of the three highest rating categories by an NRSRO, or if unrated, determined to be of comparable quality by the adviser except that with respect to the Money Market Fund, such securities will have or be deemed to have remaining maturities of thirteen months or less and will be rated in one of the two highest rating categories by an NRSRO or, if unrated, are determined to be of comparable quality by the adviser. The Balanced Fund may invest up to 25% of its total assets in such securities and in high grade corporate debt securities rated at the time of purchase in one of the four highest rating categories assigned by an appropriate NRSRO, or if unrated, are determined to be of comparable quality by the adviser.

2 Each Fund may invest up to 35% of its total assets in such securities rated in the highest rating category by an NRSRO or, if unrated, determined to be of comparable quality by the adviser.

3    Each Fund may invest up to 35% of its total assets in such securities.

4 Each Fund may invest up to 35% of its total assets in bankers' acceptances which are guaranteed by U.S. commercial banks having total assets at the time of purchase in excess of $1.5 billion and in certificates of deposit of domestic and foreign branches of U.S. banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and have total assets at the time of purchase in excess of $1.5 billion.

5 The Income Fund may invest up to 35% of its total assets in such securities which are rated no lower than one of the three highest rating categories by an NRSRO, or, if unrated, are determined to be of comparable quality by the adviser.

6 The Income Equity Fund may invest in such securities which are rated in one of the four highest rating categories by an NRSRO, or, if unrated, are determined to be of comparable quality by the adviser.

7 The Income Equity Fund and Large Company Fund may invest in such securities rated no lower than B by an NRSRO or in unrated securities which are deemed by the adviser or sub-adviser to be of comparable quality. Each Fund expects to invest less than 5% of its total assets in such securities.

8 The Small Company Fund may not invest more than 5% of its net assets in such securities.

9 The Large Company Fund expects to invest less than 15% of its total assets in such securities.

10 The Balanced Fund may invest up to 20% of its total assets in such securities.


SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Funds may invest.

    COMMON STOCKS

    Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

    PREFERRED STOCKS

    Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Funds may also treat such redeemable preferred stock as a fixed income security.

    REAL ESTATE INVESTMENT TRUSTS (REITS)

    REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

    WARRANTS

    Warrants give a Fund the option to buy the issuer's equity securities at a specified price (the exercise price) on or before a specified future date (the expiration date). A Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the MARKET RISKS of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified period of time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings.

     This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Funds invest.

    TREASURY SECURITIES

    Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

    AGENCY SECURITIES

    Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full, faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

    A Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the MARKET AND PREPAYMENT RISKS of these mortgage backed securities.

    CORPORATE DEBT SECURITIES

    Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The CREDIT RISKS of corporate debt securities vary widely among issuers.

    In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

        COMMERCIAL PAPER

        Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the MARKET AND CREDIT RISKS as compared to other debt securities of the same issuer.

        DEMAND INSTRUMENTS

        Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. A Fund may be able to treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

    MORTGAGE BACKED SECURITIES

    Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

    Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the PREPAYMENT RISKS of the underlying mortgages.

        COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

        CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different PREPAYMENT AND MARKET RISKS for each CMO class.

        SEQUENTIAL CMOS

        In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

        PACS, TACS AND COMPANION CLASSES

        More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

        IOS AND POS

        CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful HEDGE against market risks.

        Z CLASSES AND RESIDUAL CLASSES

        CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

        The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

    ASSET BACKED SECURITIES

    Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have PREPAYMENT RISKS. Like CMOs, asset backed securities may be structured like IOs and POs.

    BANK INSTRUMENTS

     Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

    CREDIT ENHANCEMENT

    Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

    Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows a Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, a Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. A Fund considers an issuer to be based outside the United States if:

     o it is organized under the laws of, or has a principal office located in, another country;

     o the principal trading market for its securities is in another country; or

     o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to CURRENCY RISKS AND RISKS OF FOREIGN INVESTING.

    DEPOSITARY RECEIPTS

    Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. Depositary receipts involve many of the same risks of investing directly in foreign securities, including CURRENCY RISKS AND RISKS OF FOREIGN INVESTING.

    FOREIGN GOVERNMENT SECURITIES

    Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

    Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent a Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

A Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to MARKET AND CURRENCY RISKS, and may also expose a Fund to LIQUIDITY AND LEVERAGE RISKS. OTC contracts also expose a Fund to CREDIT RISKS in the event that a counterparty defaults on the contract.

A Fund may trade in the following types of derivative contracts.

    FUTURES CONTRACTS

    Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

    Each of the Funds (except the Money Market Fund) may buy or sell financial futures contracts.

    The Income Equity Fund and the Large Company Fund may buy or sell equity index futures contracts.

    The Income Fund may buy or sell interest rate futures contracts.

    OPTIONS

    Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

    Each Fund (except the Money Market Fund) may:

o Buy call options on securities indices in anticipation of an increase in the value of the underlying asset;

o Buy put options on securities indices in anticipation of a decrease in the value of the underlying asset; and

o    Buy or write options to close out existing options positions.

    The Funds may also write call options on securities or on futures contracts regarding securities in which a Fund may invest to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

    The Funds may also write put options on securities or on futures contracts regarding securities in which a Fund may invest to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that a Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

    When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

SPECIAL TRANSACTIONS

    REPURCHASE AGREEMENTS

    Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting a Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

    The Funds' custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

    Repurchase agreements are subject to CREDIT RISKS.

    REVERSE REPURCHASE AGREEMENTS

    Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to CREDIT risks. In addition, reverse repurchase agreements create LEVERAGE RISKS because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

    DELAYED DELIVERY TRANSACTIONS

    Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time beyond the normal settlement date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create MARKET RISKS for the Fund. Delayed delivery transactions also involve CREDIT RISKS in the event of a counterparty default.

        TO BE ANNOUNCED SECURITIES (TBAS)

        As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase MARKET RISKS because the underlying mortgages may be less favorable than anticipated by the Fund.

        DOLLAR ROLLS

        Dollar rolls are transactions where the Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage backed securities. Dollar rolls are subject to MARKET RISKS AND CREDIT RISKS.

    SECURITIES LENDING

    The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

     The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

    Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

    Securities lending activities are subject to MARKET RISKS AND CREDIT RISKS.

ASSET COVERAGE

In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds a Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund (other than Money Market Fund) may invest its assets in securities of other investment companies, including affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by a Fund in shares of other investment companies may be subject to such duplicate expenses. Each Fund will limit its investment in other investment companies to not more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general.

INVESTMENT RISKS

STOCK MARKET RISKS

o The value of equity securities in a Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. A Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, a Fund's share price may decline.

o The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

SECTOR RISKS

O Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of a Fund's portfolio holdings to a particular sector, a Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

LIQUIDITY RISKS

o Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on a Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

o OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

RISKS RELATED TO INVESTING FOR GROWTH

o Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO INVESTING FOR VALUE

o Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

RISKS RELATED TO COMPANY SIZE

o Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

o Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than larger, well capitalized companies.

CURRENCY RISKS

o Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

o The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

EURO RISKS

o The Funds may make significant investments in securities denominated in the Euro, the new single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of a Fund's investments.

o With the advent of the Euro, the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries' ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.

RISKS OF FOREIGN INVESTING

o Foreign securities pose additional risks because foreign economic or political conditions may be less favorable that those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

o Foreign countries may have restrictions on foreign ownership or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect a Fund's investments.

o Foreign financial markets may have fewer investor protections than U.S. markets. For instance, there may be less publicly available information about foreign companies, and the information that is available may be difficult to obtain or may not be current. In addition, foreign countries may lack financial controls and reporting standards, or regulatory requirements, comparable to those applicable to U.S. companies.

o Due to these risk factors, foreign securities may be more volatile and less liquid than similar securities traded in the U.S.

LEVERAGE RISKS

o Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund's risk of loss and potential for gain.

BOND MARKET RISKS

o Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

O Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

o Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

o Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

CALL RISKS

o Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

o If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

PREPAYMENT RISKS

o Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates. Conversely, prepayments due to refinancings decrease when mortgage rates increase. This extends the life of mortgage backed securities with lower interest rates. As a result, increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage backed securities, may reduce their yield and price. This relationship between interest rates and mortgage prepayments makes the price of mortgage backed securities more volatile than most other types of fixed income securities with comparable credit risks.

LIQUIDITY RISKS

o Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on a Fund's performance.

    Infrequent trading of securities may also lead to an increase in their price volatility.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES

o Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

INVESTMENT LIMITATIONS

Unless otherwise stated, all references to a Fund's assets are in terms of current market value.

EACH OF THE LARGE COMPANY FUND AND THE SMALL COMPANY FUND MAY NOT:

1. Purchase securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of such Fund would be invested in the securities of such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of the Fund's total assets;

2. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

3.

Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of its total assets at the time of such borrowing, and except as permitted pursuant to appropriate exemptions from the 1940 Act. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets;

4. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions, and enter into repurchase agreements;

5. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions;

6. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

7. Purchase or sell commodities or commodity contracts, except to the extent disclosed in the current Prospectus of the Fund; and

8. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

THE BALANCED FUND MAY NOT:

1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Balanced Fund's total assets would be invested in such issuer, or the Balanced Fund would hold more than 10% of any class of securities of the issuer, except that up to 25% of the value of the Balanced Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

2. Purchase any securities which would cause more than 25% of the value of the Balanced Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For examples, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

3. Borrow money or issue senior securities, except that the Balanced Fund may borrow from banks or enter into reverse repurchase agreements or dollar roll agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing, and except as permitted pursuant to appropriate exemptions from the 1940 Act;

4. Make loans, except that the Balanced Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objectives and policies, make time deposits with financial institutions, and enter into repurchase agreements;

5. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions;

6. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

7. Purchase or sell commodities or commodity contracts, except to the extent disclosed in the current Prospectus of the Fund; and

8. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

EACH OF THE INCOME EQUITY FUND AND THE INCOME FUND MAY NOT:

1. Invest in securities of any one issuer (other than the U.S. government, its agencies and instrumentalities) if, immediately after and as a result of such investment, the current market value of the holdings of such Fund in the securities of such issuer exceeds 5% of the Fund's total assets;

2. Invest in the securities of companies primarily engaged in any one industry (other than the U.S. government, its agencies and instrumentalities) if, immediately after and as a result of such investment, the current market value of the aggregate holdings of the Fund in the securities of companies in such industry exceeds 25% of the Fund's total assets. However, an industry concentration in excess of such percentage limitation is permitted if it occurs incidentally as a result of changes in the market value of portfolio securities;

3. Acquire the outstanding voting securities of any one issuer if, immediately after and as a result of such investment, the current market value of the holdings of the Fund in the securities of such issuer exceeds 10% of the market value of such issuer's outstanding voting securities;

4. Borrow money, which includes entering into reverse repurchase agreements, except that each Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks exceed 5% of a Fund's net assets, any such borrowings and reverse repurchase agreements will be repaid before additional investments are made;

5. Pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis is not deemed to be a pledge of assets;

6. Invest more than 15% of the value of the Fund's net assets in restricted or illiquid securities or instruments including, but not limited to, securities for which there are no readily available market quotations, dealer (OTC) options, assets used to cover dealer options written by the Fund or repurchase agreements that mature in more than 7 days;

7. Lend more than 30% in value of the Fund's securities to brokers, dealers or other financial organizations. All such loans will be collateralized by cash or U.S. government obligations that are maintained at all times in an amount equal to at least 102% of the current value of the loaned securities;

8. Invest in securities of an issuer (other than an agency or instrumentality of the U.S. Government) which, together with any predecessor of the issuer, has been in operation for less than three years if, immediately after and as a result of such investment, more than 5% of the value of the Fund's total assets would then be invested in the securities of such issuer; and

9. Invest more than 10% of the value of the Fund's net assets in fixed time deposits which are non-negotiable and/or which impose a penalty for early withdrawal and which have maturities of more than 7 days.

With respect to investment restrictions 1 and 3, the percentage limits stated therein apply to 75% of each Fund's total assets.

THE MONEY MARKET FUND MAY NOT:

1. Purchase any security (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) of any issuer if as a result more than 5% of its total assets would be invested in securities of the issuer;

2. Purchase securities on margin, except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

3. Borrow money, except that the Money Market Fund may borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Money Market Fund's net assets; provided that while borrowings from banks exceed 5% of the Money Market Fund's net assets, any such borrowings will be repaid before additional investments are made;

4. Pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis is not deemed to be a pledge of assets;

5. Issue senior securities; the purchase or sale of securities on a "when issued" basis is not deemed to be the issuance of a senior security;

6. Make loans, except that the Money Market Fund may purchase or hold debt securities consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to brokers, dealers and financial institutions and enter into repurchase agreements;

7. Purchase any security of any issuer if as a result more than 25% of its total assets would be invested in a single industry; there is no restriction with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

8. Invest more than 15% of its total assets in repurchase agreements maturing in more than seven days;

9. Invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than three years of continuous operation;

10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; and

11. Underwrite securities of other issuers, except that the Money Market Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective.

     With respect to Investment Restriction (8), the Money Market Fund will limit its investments in repurchase agreements maturing in more than seven days to no more than 10% of its total assets.

THE ABOVE LIMITATIONS CANNOT BE CHANGED FOR A FUND UNLESS AUTHORIZED BY THE "VOTE OF A MAJORITY OF ITS OUTSTANDING VOTING SECURITIES" OF THAT FUND, AS DEFINED BY THE INVESTMENT COMPANY ACT. THE FOLLOWING LIMITATIONS, HOWEVER, MAY BE CHANGED BY THE BOARD WITHOUT SHAREHOLDER APPROVAL. SHAREHOLDERS WILL BE NOTIFIED BEFORE ANY MATERIAL CHANGE IN THESE LIMITATIONS BECOMES EFFECTIVE.

THE LARGE COMPANY FUND, THE BALANCED FUND AND THE SMALL COMPANY FUND MAY NOT:

1. Purchase or otherwise acquire any securities, if as a result, more than 15% of its net assets would be invested in securities that are illiquid;

2. Engage in any short sales, except to the extent disclosed in the current Prospectus of the Fund;

3. Purchase participation or direct interests in oil, gas or other mineral exploration or development programs (although investments by such Funds in marketable securities of companies engaged in such activities are not prohibited by this restriction);

4. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act or pursuant to any exemptions therefrom; and

5. Mortgage or hypothecate the Fund's assets in excess of one third of the Fund's total assets.

     If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in asset value is not a violation of the limit.

WHAT DO SHARES COST?

Each Fund's NAV per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The Money Market Fund attempts to stabilize the value of a Share at $1.00. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

REDUCING OR ELIMINATING THE FRONT-END SALES CHARGE

You can reduce or eliminate the applicable front-end sales charge, as follows:

QUANTITY DISCOUNTS. Larger purchases of the same Share class reduce the sales charge you pay. You can combine purchases of Shares made on the same day by you, your spouse, and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.

ACCUMULATED PURCHASES. If you make an additional purchase of a Fund's Shares, you can count previous Share purchases still invested in the Fund in calculating the applicable sales charge on the additional purchase.

     CONCURRENT   PURCHASES.   You  can  combine  concurrent  purchases  of  the
corresponding Share class of two Funds (other than the Money Market Fund) in calculating the applicable sales charge.

LETTER OF INTENT. You can sign a letter of intent committing to purchase a certain amount of the same class of Shares within a 13 month period in order to combine such purchases in calculating the applicable sales charge. The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete your commitment, the escrowed Shares will be released to your account. If you do not complete your commitment within 13 months, the custodian will redeem an appropriate number of escrowed Shares to pay for the applicable sales charge.

REINVESTMENT PRIVILEGE. You may reinvest, within 30 days, your Share redemption proceeds at the next determined NAV, without any sales charge. This sales charge elimination is offered because a sales charge was previously assessed.

PURCHASES BY AFFILIATES OF THE FUNDS. The following individuals and their immediate family members may buy Shares at NAV without any sales charge because there are nominal sales efforts associated with their purchases:

     o theTrustees, employees, and sales representatives of the Trust, the Adviser, the Distributor and their affiliates;

     o any associated person of an investment dealer who has a sales agreement with the Distributor; and

o       trusts, pension or profit-sharing plans for these individuals.

REDUCING OR ELIMINATING THE CONTINGENT DEFERRED SALES CHARGE

These reductions or eliminations are offered because no sales commissions have been advanced to the selling financial intermediary, the shareholder has already paid a Contingent Deferred Sales Charge (CDSC), or nominal sales efforts are associated with the original purchase of Shares.

Upon notification to the Distributor or the Fund's transfer agent, no CDSC will be imposed on redemptions:

     o following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder; o representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70-1/2; o which are involuntary redemptions of shareholder accounts that do not comply with the minimum balance requirements; o of Shares that represent a reinvestment within 30 days of a previous redemption; o of Shares held by the Trustees, employees, and sales representatives of the Fund, the investment adviser, the Distributor and their affiliates; employees of any financial intermediary that sells Shares pursuant to a sales agreement with the Distributor; and the immediate family members of the above persons; and o of Shares originally purchased through a bank trust department, a registered investment adviser or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other financial intermediary, to the extent that no payments were advanced for purchases made through such entities.

HOW ARE THE FUNDS SOLD?

Under the Distributor's Contract with the Funds, the Distributor, Edgewood Services, Inc., offers Shares on a continuous, best-efforts basis.

Prior to February 1, 1999, BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, OH 43219, served as Distributor to the Funds.

RULE 12B-1 PLANS

The Rule 12b-1 Plans are designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. Also, the Funds' service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

     The Funds' Investor A Shares may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

The Funds' Investor B Shares reimburse the Distributor only for those payments made to investment professionals up to the maximum Rule 12b-1 Plan fee. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

SHAREHOLDER SERVICING PLAN

The Funds may pay compensation to banks and other financial institutions including Provident and its affiliates and the Distributor for providing shareholder services and maintaining shareholder accounts. As of the date of this SAI, the Funds have not entered into any shareholder servicing agreements.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Investor A Share sales (not on Investor A Shares of the Money Market Fund). The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to an investment professional.

SUPPLEMENTAL PAYMENTS

     Investment professionals may be paid fees out of the assets of the Distributor (but not out of Fund assets). The Distributor may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, investment professionals may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Funds or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the investment professional sells or may sell and/or upon the type and nature of sales or marketing support furnished by the investment professional.

Provident Securities & Investment Company, an affiliate of Provident (PSI), will pay additional consideration to dealers not to exceed 4.0% of the offering price per Share on all sales of Investor B Shares as an expense of PSI for which PSI will be reimbursed by the Distributor under the Investor B 12b-1 Plan or upon receipt of a contingent deferred sales charge. Any additional consideration or incentive program may be terminated at any time by the Distributor.

REDEMPTION IN KIND

     Although the Funds intend to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of a Fund's portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Board determines that payment should be in kind. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

OFFICERS AND TRUSTEES

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. Information about each Board member is provided below and includes the following: name, address, age, present position(s) held with the Trust, principal occupations for the past five years and total compensation received as a Trustee of the Trust for its most recent fiscal year. The Trust is comprised of six funds and is the only investment company in the Fund Complex. The address for each officer of the Trust is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA.

     As of April 1, 1999, all Trustees and officers as a group owned less than 1% of each Fund's outstanding shares.


--------------------------- -------------------------------------------------------------     ---------------
           NAME                             OCCUPATIONS FOR PAST 5 YEARS                        AGGREGATE
           AGE                                                                                 COMPENSATION
         ADDRESS                                                                                FROM TRUST
   POSITION WITH TRUST

--------------------------- -------------------------------------------------------------     ---------------
--------------------------- -------------------------------------------------------------     ---------------
J. VIRGIL EARLY             Principal  in  J.  Virgil   Early  &  Associates   (business      $7,000
Age: 61                     consulting);  Vice  President of Synovus Trust company since
11 Bliss Lane               September   1997;   former   Chief   Financial   Officer  of
Jeckyll Island, GA 31527    Integrated Motor Tech  (manufacturing) from February 1996 to
                            November   1996;   former   Executive   Vice   President  of

Trustee                     Huntington Bankshares, Inc.

--------------------------- -------------------------------------------------------------     ---------------
--------------------------- -------------------------------------------------------------     ---------------
WILLIAM M. HIGGINS          Senior Vice President and Director of Sena Weller Rohs            $7,000
Age: 55                     Williams  Inc. (investment advisory services)
300 Main Street
3rd Floor
Cincinnati, OH 45202

Trustee

--------------------------- -------------------------------------------------------------     ---------------
--------------------------- -------------------------------------------------------------     ---------------
HARVEY M. SALKIN, PH.D.*    Professor, Case Western Reserve University and President of       $7,000
Age: 53                     Marshall Plan Advisers, Inc. (investment advisory
10900 Euclid Avenue         services); former President and major shareholder of

Cleveland, OH 44106-7235    Mathematical Investing Systems, Inc.
Trustee

--------------------------- -------------------------------------------------------------     ---------------
--------------------------- -------------------------------------------------------------     ---------------
DONALD C. SIEKMANN          Retired; former partner of Arthur Andersen (independent           $7,000
Age: 60                     public accountants).
425 Walnut Street
Cincinnati, OH 45243
Trustee

--------------------------- -------------------------------------------------------------     ---------------
--------------------------- -------------------------------------------------------------     ---------------
WILLIAM N. STRATMAN*        Co-owner of Mariners Inn Banquet Halls since 1995; former         $5,250
Age: 56                     owner of Bohlender Engraving Company.
7949 Graves Road

Cincinnati, OH 45243
Trustee

--------------------------- -------------------------------------------------------------     ---------------
--------------------------- -------------------------------------------------------------     ---------------
EDWARD C. GONZALES**        Trustee or Director of some of the Federated Funds;               $0
Age: 68                     President, Executive Vice President and Treasurer of some
President                   of the Federated Funds; Vice Chairman, Federated Investors,

                            Inc.; Vice President, Federated Investment Management
                            Company  and Federated Investment Counseling, Federated
                            Global Investment Management Corp. and Passport Research,
                            Ltd.; Executive Vice President and Director, Federated
                            Securities Corp.; Trustee, Federated Shareholder Services
                            Company

--------------------------- -------------------------------------------------------------     ---------------





------------------------- --------------------------------------------------------------    ----------------
GEORGE M. POLATAS**       Vice President and Assistant Treasurer of various Funds           $0
Age: 37                   distributed by Edgewood Services, Inc.
Vice President and
Assistant Treasurer
------------------------- --------------------------------------------------------------    ----------------
------------------------- --------------------------------------------------------------    ----------------
JEFFREY W. STERLING**     Vice President,  Treasurer or Assistant  Treasurer of various     $0
Age: 52                   Funds distributed by Edgewood Services, Inc.
Vice President and
Treasurer

------------------------- --------------------------------------------------------------    ----------------
------------------------- --------------------------------------------------------------    ----------------
TIMOTHY S. JOHNSON**      Associate  Corporate  Counsel,   Federated  Investors,   Inc.     $0
Age: 37                   Previously   Associate   of  Reed   Smith   Shaw  &   McClay,

Secretary                 Pittsburgh, PA (1994-1996).

------------------------- --------------------------------------------------------------    ----------------

* Denotes a Trustee who is deemed to be an interested person as defined by the Investment Company Act if 1940.

     **Messrs. Gonzales, Polatas, Sterling and Johnson did not become officers of the Trust until February 1, 1999.

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Funds. The Funds' investment adviser is The Provident Bank.

The Adviser shall not be liable to the Trust, the Funds, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

BANKING LAWS

Provident believes that it possesses the legal authority to perform the investment advisory services for the Funds as set forth in the Investment Advisory Agreement with the Trust without violation of applicable banking laws and regulations and has so represented in its Investment Advisory Agreement with the Trust. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future

SUB-ADVISER

From October 8, 1992 to February 24, 1999, DePrince, Race & Zollo, Inc. (DRZ), 201 South Orange Avenue, Suite 850, Orlando, Florida 32801 served as sub-adviser to the Income Equity Fund. For its services DRZ received a fee computed daily and paid mothly, at the annual rate of: 0.50% on the Fund's average daily net assets of up to $55 million; and 0.55% on the Fund's average daily net assets of $55 million and above.

From August 1, 1994 to December 31, 1996, James Investment Research, Inc., 1349 Fairground Road, Beavercreek, OH 45385, served as the sub-adviser to the Balanced Fund. For its services James Investment Research, Inc. received a fee, computed daily and paid monthly, at the annual rate of 0.50% of the Balanced Fund's average daily net assets.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated Investors, Inc., provides all management and administrative services reasonably necessary for the operations of each Fund, other than those provided by the Adviser, subject to the supervision of the Board of Trustees, for a fee at an annual rate of 0.170% of the average aggregate daily net assets of the each Fund.

The functions performed by Federated Services Company as administrator include, but are not limited to the following: o preparation, filing and maintenance of the Trust's governing documents, minutes of Trustees' meetings and shareholder meetings; o preparation and filing with the SEC and state regulatory authorities the Trust's registration statement and all amendments, and any other documents required for the

    Funds to make a continuous offering of their shares;

o preparation, negotiation and administration of contracts on behalf of the Fund; o supervision of the preparation of financial reports; o preparation and filing of federal and state tax returns; o assistance with the design, development and operation of a Fund; and o providing advice to the Funds and Trust's Trustees.

Prior to February 1, 1999, BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, OH 43219, served as Administrator to the Funds.

CUSTODIAN

The Provident Bank is the Funds' custodian. Pursuant to its agreement with the Funds, it is responsible for maintaining the books and records of each Fund's securities and cash and marketing each Fund's accounting and portfolio transaction records.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Provident Bank is the Funds' transfer and dividend disbursing agent.

INDEPENDENT AUDITORS

Ernst & Young LLP are the independent auditors for the Funds.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Funds' Board.

RESEARCH SERVICES

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal year ended December 31, 1998, the Funds' adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $27,358,706 for which the Fund paid $67,843 in brokerage commissions.

Investment decisions for the Funds are made independently from those of other accounts managed by the Adviser. When a Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.


FEES PAID BY THE FUNDS FOR SERVICES
------------------ ----------------------------- --------------------------- ---------------------------
      FUND              ADVISORY FEE PAID        BROKERAGE COMMISSIONS PAID   ADMINISTRATION FEE PAID
                       ADVISORY FEE WAIVED

                      SUB-ADVISORY FEE PAID

                         (IF APPLICABLE)

                   ----------------------------- --------------------------- ---------------------------
                   ----------------------------- --------------------------- ---------------------------
                    FOR    THE FISCAL YEAR ENDED FOR THE FISCAL YEAR ENDED FOR
                           THE FISCAL YEAR ENDED DECEMBER 31, DECEMBER 31,
                           DECEMBER 31,

                   ---------- -------- --------- -------- --------- -------- --------- -------- ---------
                     1998      1997      1996     1998      1997     1996      1998     1997      1996
------------------ ---------- -------- --------- -------- --------- -------- --------- -------- ---------
------------------ ---------- -------- --------- -------- --------- -------- --------- -------- ---------
  LARGE COMPANY    $360,018   $251,705 N/A       $122,406 $49,791   N/A      $90,005   $62,927  N/A
     FUND(A)       $0         $0       N/A
------------------ ---------- -------- --------- -------- --------- -------- --------- -------- ---------
------------------ ---------- -------- --------- -------- --------- -------- --------- -------- ---------
  BALANCED FUND    $200,306   $185,950 $183,256  $45,893  $31,075   $27,535  $44,513   $41,323  $40,688
                   $22,256    $20,662  $28,720
                   N/A        N/A      $77,267

------------------ ---------- -------- --------- -------- --------- -------- --------- -------- ---------
------------------ ---------- -------- --------- -------- --------- -------- --------- -------- ---------
  SMALL COMPANY    $181,783   $214,758 $294,183  $104,971 $55,999   $218,171 $45,446   $53,690  $73,546
      FUND         $0         $0       $0
------------------ ---------- -------- --------- -------- --------- -------- --------- -------- ---------
------------------ ---------- -------- --------- -------- --------- -------- --------- -------- ---------
  INCOME EQUITY    $953,736   $898,800 $688,484  $366,996 $405,332  $304,979 $200,788  $189,223 $144,850
      FUND         $0         $0       $36,661
                   $494,616   $470,539 $298,193
------------------ ---------- -------- --------- -------- --------- -------- --------- -------- ---------
------------------ ---------- -------- --------- -------- --------- -------- --------- -------- ---------
   INCOME FUND     $191,380   $200,909 $143,483  $0       $0        $0       $95,691   $100,455 $71,742
                   $0         $0       $0
------------------ ---------- -------- --------- -------- --------- -------- --------- -------- ---------
MONEY MARKET FUND  $239,063   $242,900 $259,214  $0       $0        $0       $318,753  $323,868 $345,255
                   $0         $0       $0
------------------ ---------- -------- --------- -------- --------- -------- --------- -------- ---------

(a) The Fund commenced operations on January 2, 1997.

---------------------------------------------------------
12B-1 FEES FOR THE FISCAL YEAR ENDED

DECEMBER 31, 1998

---------------------------------------------------------
                           ------------- ----------------
FUNDS                       INVESTOR A     INVESTOR B
                              SHARES         SHARES

-------------------------- ------------- ----------------
-------------------------- ------------- ----------------
LARGE COMPANY FUND           $99,047         $53,834
-------------------------- ------------- ----------------
-------------------------- ------------- ----------------
BALANCED FUND                $25,093        $122,192
-------------------------- ------------- ----------------
-------------------------- ------------- ----------------
SMALL COMPANY FUND           $53,306         $14,006
-------------------------- ------------- ----------------
-------------------------- ------------- ----------------
INCOME FUND                  $116,384        $12,916
-------------------------- ------------- ----------------
-------------------------- ------------- ----------------
INCOME EQUITY FUND           $205,430       $182,213
-------------------------- ------------- ----------------
-------------------------- ------------- ----------------
MONEY MARKET FUND            $398,436          N/A

-------------------------- ------------- ----------------

HOW DO THE FUNDS MEASURE PERFORMANCE?

The Funds may advertise each Fund's share performance by using the Security and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded would increase the total return and yield. The performance of shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Funds' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

TOTAL RETURN

     Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for a Fund's shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1998

--------------- ----------------- ----------------- ----------------- ---------------- -----------------
                 LARGE COMPANY     BALANCED FUND     SMALL COMPANY     INCOME EQUITY     INCOME FUND
                      FUND                                FUND             FUND

                ----------------- ----------------- ----------------- ---------------- -----------------
                -------- -------- -------- -------- -------- -------- -------- -------- ------- --------
PERIOD          INVESTOR INVESTOR INVESTOR INVESTOR INVESTOR INVESTOR INVESTOR INVESTOR INVESTORINVESTOR

                A        B        A        B        A        B        A        B        A       B

                SHARES   SHARES   SHARES   SHARES   SHARES   SHARES   SHARES   SHARES   SHARES  SHARES

                -------- -------- -------- -------- -------- -------- -------- -------- ------- --------
--------------- -------- -------- -------- -------- -------- -------- -------- -------- ------- --------
ONE YEAR        32.82%   33.99%   19.65%   20.34%   -6.63%   -6.39%   -6.28%   -1.08%   2.10%   2.03%
--------------- -------- -------- -------- -------- -------- -------- -------- -------- ------- --------
--------------- -------- -------- -------- -------- -------- -------- -------- -------- ------- --------
FIVE YEARS      23.54%   N/A      N/A      N/A      6.95%    N/A      15.50%   N/A      4.23%   N/A
--------------- -------- -------- -------- -------- -------- -------- -------- -------- ------- --------
--------------- -------- -------- -------- -------- -------- -------- -------- -------- ------- --------
TEN YEARS       17.35%   N/A      N/A      N/A      13.49%   N/A      N/A      N/A      N/A     N/A
--------------- -------- -------- -------- -------- -------- -------- -------- -------- ------- --------
--------------- -------- -------- -------- -------- -------- -------- -------- -------- ------- --------
LIFE OF FUND    14.77%   31.51%   14.10%   15.97%   9.19%    6.08%    15.89%   15.97%   4.35%   6.30%
--------------- -------- -------- -------- -------- -------- -------- -------- -------- ------- --------

YIELD

The yield of Shares of the Money Market Fund is based upon the seven days ending on the day of the calculation, called the "base period." This yield is calculated by: determining the net change in the value of a hypothetical account with a balance of one Share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one Share and all dividends declared on the original and purchased Shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7. The Fund's effective yield is computed by compounding the unannualized base-period return by: adding 1 to the base-period return, raising the sum to the 365/7th power; and subtracting 1 from the result.

YIELDS FOR THE 30-DAY PERIOD ENDED DECEMBER 31, 1998

---------------------- ------------------- -------------------- ------------------- -------------------
 LARGE COMPANY FUND      BALANCED FUND     SMALL COMPANY FUND   INCOME EQUITY FUND     INCOME FUND

---------------------- ------------------- -------------------- ------------------- -------------------
------------ --------- --------- --------- --------- ---------- --------- --------- --------- ---------
INVESTOR A INVESTOR INVESTOR INVESTOR INVESTOR INVESTOR INVESTOR INVESTOR
  INVESTOR INVESTOR SHARES B SHARES A SHARES B SHARES A SHARES B SHARES A SHARES
  B SHARES A SHARES B SHARES

------------ --------- --------- --------- --------- ---------- --------- --------- --------- ---------
------------ --------- --------- --------- --------- ---------- --------- --------- --------- ---------
   0.00%      0.00%     0.75%     0.00%     0.00%      0.00%     1.02%     0.24%     4.62%     3.81%
------------ --------- --------- --------- --------- ---------- --------- --------- --------- ---------

    The Money Market Fund's yield and effective yield for the 7 day period ended December 31, 1998 were 4.50% and 4.60%, respectively.

To the extent investment professionals charge fees in connection with services provided in conjunction with an investment in a Fund's shares, the Fund's share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

     o references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio managers' views on how such developments could impact the Funds; and

o information about the mutual fund industry from sources such as the Investment Company Institute.

A Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

FINANCIAL PUBLICATIONS. The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune and Money magazines, among others--provide performance statistics over specified time periods.

LIPPER ANALYTICAL SERVICES, INC. Ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time.

     MOODY'S INVESTORS SERVICE, INC., FITCH IBCA, INC. AND STANDARD & POOR'S, various publications.

STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS (S&P 500). Composite index of common stocks in industry, transportation, and financial and public utility companies. Can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S & P 500 assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S & P figures.

ACCOUNT INFORMATION AND PRICING OF SHARES

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Funds' portfolio securities (except the Money Market Fund's) are determined as follows:

     for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

     in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

     for bonds and other fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;

     for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and

     for all other securities, at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

The Funds value futures contracts and options at their market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value.

The Trustees have decided that the best method for determining the value of the Money Market Fund's portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Money Market Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

VOTING RIGHTS

Each dollar of value invested in a Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote and a proportionate fractional vote for any fraction of a dollar invested. All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund, only shares of that Fund or class are entitled to vote.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders will be called by the Trustees upon the written request of shareholders who own at least 10% of the Trust's outstanding shares of all series entitled to vote.

As of April 9, 1999, the following shareholders of record owned 5% or more of a Fund's outstanding shares: BHC Securities Inc., Philadelphia, PA, acting in various capacities for numerous accounts, owned approximately 7.57% of the Class A Shares of Large Company Fund; 52.74% of the Class A Shares of the Balanced Fund; 55.52% of the Class A Shares of the Income Equity Fund; 17.53% of the Class A Shares of the Income Fund; and 17.53% of the Money Market Fund. The Provident Bank Trust Department, Employees Benefit Plan, Cincinnati, OH, owned approximately 82.81% of the Class A Shares of the Large Company Fund; 5.51% of the Class A Shares of the Small Company Fund and 5.37% of the Class A Shares of the Income Fund. The Provident Bank Trust Account, Cincinnati, OH, owned approximately 67.10% of the Class A Shares of the Income Fund. The Provident Bank, Trustee for the benefit of Provident Bancorp 401(k) Equity, Cincinnati, OH, owned approximately 13.46% of the Class A Shares of the Balanced Fund; and 6.34% of the Class A Shares of the Income Equity Fund. The Provident Bank, Provident Bancorp Retirement Plan, Cincinnati, OH, owned approximately 16.74% of the Class A Shares of the Balanced Fund; and 13.20% of the Class A Shares of the Income Equity Fund. The Provident Bank Trust Department, Cincinnati, OH owned approximately 33.76% of the Class A Shares of the Income Fund. The Provident Bank, Cincinnati, OH, owned approximately 54.67% of the Class A Shares of the Income Fund. Fifth Third Bank as trustee for the benefit of Cincinnati Institute of Fine Arts, Cincinnati, OH owned approximately 22.39% of the Class B Shares of the Income Fund.

Shareholders owning 25% or more of outstanding Shares of a Fund may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

HOW ARE THE FUNDS TAXED?

FEDERAL INCOME TAX

The Funds intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, they will not receive special tax treatment and will pay federal income tax.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other Funds will be separate from those realized by a Fund.

FINANCIAL INFORMATION

     The Financial Statements for the fiscal year ended December 31, 1998, are incorporated herein by reference to the Funds' Annual Report to Shareholders dated December 31, 1998.

APPENDIX

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY'S INVESTORS SERVICE, INC. LONG-TERM BOND RATING DEFINITIONS

AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated BAA are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are currently in default.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

o Leading market positions in well established industries.

o High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earning coverage of fixed financial charges and high internal cash generation.

o Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2--Issuers rated Prime-1 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

ADDRESSES

THE RIVERFRONT FUNDS                           5800 Corporate Drive
                                               Pittsburgh, PA 15237-7010

Distributor

EDGEWOOD SERVICES, INC.                        Federated Investors Tower
                                               Pittsburgh, PA 15222-3779

Investment Adviser

THE PROVIDENT BANK                             One East Fourth Street
                                               Cincinnati, OH 45202

Custodian

THE PROVIDENT BANK                             One East Fourth Street
                                               Cincinnati, OH 45202

Transfer Agent and Dividend Disbursing Agent

THE PROVIDENT BANK                             One East Fourth Street
                                               Cincinnati, OH 45202

Independent Auditors

ERNST & YOUNG LLP                              Chiquita Center

                                               250 East Fifth Street
                                               Cincinnati, OH 45202

Cusips: 768709602
       768709701
       768709404
       768709800
       768709842
       768709834
       768709107
       768709867
       768709859
       768709305
       768709875

(G02567-02) (4/99)

APPENDIX

A. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Investor A Shares of the Large Company Fund as of the calendar year-end for each of 10 years.

The `y' axis reflects the "% Total Return" beginning with "-10" and increasing in increments of 5% up to 40%.

The `x' axis represents calculation periods for the last ten calendar years of the Fund, beginning with the earliest year. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1989 through 1998.

The percentages noted are:28.57%, -5.67%, 23.08%, 7.03%, 7.66%, 0.68%, 35.35%,
24.38%, 27.93% and 39.03%.

B. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Investor A Shares of the Balanced Fund as of the calendar year-end for each of 4 years.

The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 5% up to 30%.

The `x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features four distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1995 through 1998. The percentages noted are: 20.83%, 5.76%, 16.77%, 25.29%.

C. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Investor A Shares of the Small Company Fund as of the calendar year-end for each of 10 years.

The `y' axis reflects the "% Total Return" beginning with "-20" and increasing in increments of 10% up to 80%.

The `x' axis represents calculation periods for the last ten calendar years of the Fund, beginning with the earliest year.. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1989 through 1998.

The percentages noted are: 16.06%, 5.19%, 77.72%, 5.77%, 10.41%, -10.45%,
27.89%, 10.17%, 18.79% -2.26%.

D. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Investor A Shares of the Income Equity Fund as of the calendar year-end for each of 6 years.

The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 5% up to 35%.

The `x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features six distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1993 through 1998. The percentages noted are: 12.11%, 3.08%, 31.45%, 19.88%, 28.20%, 3.37%.

E. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Investor A Shares of the Income Fund as of the calendar year-end for each of 6 years.

The `y' axis reflects the "% Total Return" beginning with "-5" and increasing in increments of 5% up to 20%.

The `x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features six distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1993 through 1998. The percentages noted are: 7.38%, -4.64%, 15.22%, 2.51%, 6.94% and 6.95%.

F. The graphic presentation displayed here consists of a bar chart representing the annual total returns of Investor A Shares of the Money Market Fund as of the calendar year-end for each of 6 years.

The `y' axis reflects the "% Total Return" beginning with "0" and increasing in increments of 1% up to 6%.

The `x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features six distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class for each calendar year is stated directly at the top of each respective bar, for the calendar years 1993 through 1998. The percentages noted are: 2.90%, 3.78%, 5.52%, 4.89%, 5.02%, 4.93%.